VOTING EXCHANGE AND SUPPORT AGREEMENT


                                 GOLDSTRIKE INC.

                                 ("Goldstrike")

                                       and

                              1203647 ALBERTA INC.

                                   ("Callco")

                                       and

                           GRAN TIERRA GOLDSTRIKE INC.

                               (the "Corporation")

                                       and

                              Olympia Trust Company

                                 (the "Trustee")

------------------------------------------------------------------------------

                      Voting Exchange and Support Agreement

------------------------------------------------------------------------------

                         This 10th day of November, 2005

                                TABLE OF CONTENTS

                                    ARTICLE 1
                         DEFINITIONS AND INTERPRETATION

SECTION 1.1    DEFINITIONS.....................................................2
SECTION 1.2    GENDER AND NUMBER...............................................5
SECTION 1.3    HEADINGS........................................................5
SECTION 1.4    DATE FOR ANY ACTION.............................................5

                                    ARTICLE 2
                              PURPOSE OF AGREEMENT

SECTION 2.1    ESTABLISHMENT OF TRUST..........................................5

                                    ARTICLE 3
                              SPECIAL VOTING SHARE

SECTION 3.1    ISSUE AND OWNERSHIP OF THE SPECIAL VOTING SHARE.................6
SECTION 3.2    LEGENDED SHARE CERTIFICATES.....................................6
SECTION 3.3    SAFE KEEPING OF CERTIFICATE.....................................6

                                    ARTICLE 4
                            EXERCISE OF VOTING RIGHTS

SECTION 4.1    VOTING RIGHTS...................................................7
SECTION 4.2    NUMBER OF VOTES.................................................7
SECTION 4.3    MAILINGS TO SHAREHOLDERS........................................7
SECTION 4.4    COPIES OF SHAREHOLDER INFORMATION...............................9
SECTION 4.5    OTHER MATERIALS.................................................9
SECTION 4.6    LIST OF PERSONS ENTITLED TO VOTE...............................10
SECTION 4.7    ENTITLEMENT TO DIRECT VOTES....................................10
SECTION 4.8    VOTING BY TRUSTEE AND ATTENDANCE OF TRUSTEE
               REPRESENTATIVE AT MEETING......................................10
SECTION 4.9    DISTRIBUTION OF WRITTEN MATERIALS..............................11
SECTION 4.10   TERMINATION OF VOTING RIGHTS...................................11

                                    ARTICLE 5
                    INSOLVENCY AND AUTOMATIC EXCHANGE RIGHTS

SECTION 5.1    GRANT AND OWNERSHIP OF EXCHANGE RIGHTS.........................12
SECTION 5.2    LEGENDED SHARE CERTIFICATES....................................13
SECTION 5.3    INSOLVENCY EXCHANGE RIGHT......................................13
SECTION 5.4    EXERCISE OF INSOLVENCY EXCHANGE RIGHT SUBSEQUENT TO
               RETRACTION.....................................................15
SECTION 5.5    NOTICE OF INSOLVENCY EVENT.....................................16
SECTION 5.6    AUTOMATIC EXCHANGE ON LIQUIDATION OF GOLDSTRIKE................16


                                      (i)

                                    ARTICLE 6
             CERTAIN RIGHTS OF CALLCO TO ACQUIRE EXCHANGEABLE SHARES

SECTION 6.1    ACKNOWLEDGEMENT................................................18
SECTION 6.2    CALLCO LIQUIDATION CALL RIGHT..................................18
SECTION 6.3    CALLCO REDEMPTION CALL RIGHT...................................19
SECTION 6.4    CALLCO RETRACTION CALL RIGHT...................................20
SECTION 6.5    CHANGE OF LAW CALL RIGHT.......................................22

                                    ARTICLE 7
                       WITHHOLDING RIGHTS AND STAMP TAXES

SECTION 7.1    WITHHOLDING RIGHTS.............................................23
SECTION 7.2    STAMP TAXES....................................................24

                                    ARTICLE 8
            RESTRICTIONS ON ISSUE OF GOLDSTRIKE SPECIAL VOTING SHARES

SECTION 8.1    ISSUE OF ADDITIONAL SHARES.....................................24

                                    ARTICLE 9
                             CONCERNING THE TRUSTEE

SECTION 9.1    POWERS AND DUTIES OF THE TRUSTEE...............................24
SECTION 9.2    ACCEPTANCE OF TRUST............................................26
SECTION 9.3    NO CONFLICT OF INTEREST........................................26
SECTION 9.4    DEALINGS WITH TRANSFER AGENTS, REGISTRARS, ETC.................27
SECTION 9.5    BOOKS AND RECORDS..............................................27
SECTION 9.6    INCOME TAX RETURNS AND REPORTS.................................28
SECTION 9.7    ACTION OF BENEFICIARIES........................................28
SECTION 9.8    EXPERTS, ADVISERS AND AGENTS...................................29
SECTION 9.9    TRUSTEE NOT REQUIRED TO GIVE SECURITY..........................29
SECTION 9.10   AUTHORITY TO CARRY ON BUSINESS.................................29
SECTION 9.11   CONFLICTING CLAIMS.............................................30
SECTION 9.12   MERGER.........................................................30
SECTION 9.13   INDEMNIFICATION................................................31
SECTION 9.14   RESIGNATION....................................................32
SECTION 9.15   REMOVAL........................................................32
SECTION 9.16   SUCCESSOR TRUSTEE..............................................32
SECTION 9.17   NOTICE OF SUCCESSOR TRUSTEE....................................33
SECTION 9.18   INDEMNIFICATION PRIOR TO CERTAIN ACTIONS BY TRUSTEE............33
SECTION 9.19   RELIANCE UPON DECLARATIONS.....................................33
SECTION 9.20   EVIDENCE AND AUTHORITY TO TRUSTEE..............................34
SECTION 9.21   TRUSTEE NOT BOUND TO ACT ON REQUEST............................35


                                      (ii)

                                   ARTICLE 10
                                  COMPENSATION

SECTION 10.1   FEES AND EXPENSES OF THE TRUSTEE...............................35

                                   ARTICLE 11
                         REPRESENTATIONS, WARRANTIES AND
                   COVENANTS OF GOLDSTRIKE AND THE CORPORATION

SECTION 11.1   COVENANTS OF GOLDSTRIKE REGARDING EXCHANGEABLE SHARES..........35
SECTION 11.2   NOTIFICATION OF CERTAIN EVENTS.................................37
SECTION 11.3   DELIVERY OF SHARES BY GOLDSTRIKE...............................38
SECTION 11.4   DELIVERY OF SHARES.............................................38
SECTION 11.5   QUALIFICATION OF GOLDSTRIKE SHARES.............................38
SECTION 11.6   ECONOMIC EQUIVALENCE...........................................38
SECTION 11.7   OWNERSHIP OF OUTSTANDING SHARES; VOTING........................41
SECTION 11.8   GOLDSTRIKE AND AFFILIATES NOT TO VOTE EXCHANGEABLE SHARES......41
SECTION 11.9   TENDER OFFERS, ETC.............................................41
SECTION 11.10  TENDER OFFERS..................................................42
SECTION 11.11  REPRESENTATIONS AND WARRANTIES OF GOLDSTRIKE...................42
SECTION 11.12  RESERVATION OF GOLDSTRIKE SHARES...............................43
SECTION 11.13  MERGER, AMALGAMATION OR BUSINESS COMBINATION...................43

                                   ARTICLE 12
                     AMENDMENTS AND SUPPLEMENTAL AGREEMENTS

SECTION 12.1   AMENDMENTS, MODIFICATIONS, ETC.................................43
SECTION 12.2   CHANGES IN CAPITAL OF GOLDSTRIKE AND THE CORPORATION...........43

                                   ARTICLE 13
                                   TERMINATION

SECTION 13.1   TERM...........................................................44

                                   ARTICLE 14
                                     GENERAL

SECTION 14.1   SEVERABILITY...................................................44
SECTION 14.2   ENUREMENT......................................................44
SECTION 14.3   NOTICES TO PARTIES.............................................44
SECTION 14.4   RISK OF PAYMENTS BY POST.......................................47
SECTION 14.5   COUNTERPARTS...................................................47
SECTION 14.6   JURISDICTION...................................................47

                                     ADDENDA

SCHEDULE "A"
SCHEDULE "B"
DETAILS OF THE GOLDSTRIKE SPECIAL VOTING SHARE


                                     (iii)

                      VOTING EXCHANGE AND SUPPORT AGREEMENT

      THIS AGREEMENT is entered into as of this 10th day of November, 2005, by GOLDSTRIKE INC., a corporation incorporated under the laws of Nevada ("Goldstrike"), 1203647 ALBERTA INC., a corporation incorporated under the laws of Alberta ("Callco"), GRAN TIERRA GOLDSTRIKE INC., a corporation incorporated under the laws of Alberta (the "Corporation"), and Olympia Trust Company, a corporation authorized under the laws of Alberta to carry on the business of a trustee (the "Trustee").

      WHEREAS, pursuant to a share purchase agreement dated effective November 10, 2005 (the "Acquisition Agreement"), by and among Goldstrike, Gran Tierra Energy Inc. and the holders (the "Holders") of the issued and outstanding shares in the capital of Gran Tierra Energy, Inc. specified therein, the parties thereto agreed that on the closing of the transactions contemplated under the Acquisition Agreement, the parties hereto would execute and deliver a Voting, Exchange and Support Agreement containing the terms and conditions set forth as an Exhibit to the Acquisition Agreement;

      AND WHEREAS, pursuant to the Acquisition Agreement, the Corporation has issued to certain of the Holders certain exchangeable shares of the Corporation (the "Exchangeable Shares") having the rights, privileges, restrictions and conditions set forth in Schedule "A" annexed hereto (the "Exchangeable Share Provisions");

      AND WHEREAS the parties hereto desire to make appropriate provision and to establish a procedure whereby voting rights in Goldstrike shall be exercisable by the Trustee in accordance with instructions given to him by the Beneficiaries (as hereinafter defined), and in connection therewith, Goldstrike is to issue to the Trustee, for the benefit of the Beneficiaries, pursuant to the Acquisition Agreement, one preferred share in the capital of Goldstrike designated as a "special voting share", $0.001 par value (the "Goldstrike Special Voting Share") having attached thereto the rights, privileges, restrictions and conditions set forth in Schedule "B" annexed hereto;

      AND WHEREAS Callco is to grant to and in favour of the Trustee, for the benefit of the Beneficiaries, the right, in the circumstances set forth herein, to require Callco to purchase from the Beneficiaries all or any part of the Exchangeable Shares held by the Beneficiaries;

      NOW THEREFORE, in consideration of the respective covenants and agreements provided in this agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                                   ARTICLE 1
                         DEFINITIONS AND INTERPRETATION

Section 1.1 Definitions

      Where used herein or in any amendments hereto or in any communications required or permitted to be given hereunder, the following capitalized terms shall have the following meanings, unless the context otherwise requires:

"Acquisition Agreement" has the meaning ascribed thereto in the recitals hereto.

"Act" means the Business Corporations Act (Alberta), as amended, consolidated or re-enacted from time to time.

"Affiliate" shall have the meaning ascribed thereto in the Act.

"Automatic Exchange Rights" means the benefit of the obligation of Callco to effect the automatic exchange of Exchangeable Shares for Goldstrike Shares pursuant to Section 5.6 hereof upon the occurrence of a Liquidation Event.

"Automatic Redemption Date" has the meaning ascribed thereto in the Exchangeable Share Provisions.

"Beneficiaries" means the registered holders from time to time of Exchangeable Shares, other than Goldstrike, Callco and their Affiliates.

"Beneficiary Votes" has the meaning ascribed thereto in Section 4.2.

"Board of Directors" means the board of directors of the Corporation.

"Business Day" means any day, other than a Saturday, a Sunday or a day when banks are not generally open for business in Calgary, Alberta.

"Call  Rights"  means  the  Liquidation  Call  Right,   Redemption  Call  Right,
Retraction Call Right or the Change of Law Call Rights.

"Canadian   Dollar   Equivalent"  has  the  meaning   ascribed  thereto  in  the
Exchangeable Share Provisions.

"Change of Law" means any amendment to the ITA and other applicable provincial income tax laws that permits beneficial holders of Exchangeable Shares who are resident in Canada to hold the Exchangeable Shares as capital property and deal at arm's length with Goldstrike and the Corporation (all for the purposes of the ITA and other applicable provincial income tax laws) to exchange their Exchangeable Shares for Goldstrike Shares on a basis that will not require such holders to recognize any gain or loss or any actual or deemed dividend in respect of such exchange for the purposes of the ITA or applicable provincial income tax laws.

"Change of Law Call Date" has the meaning ascribed thereto in Section 6.5.

"Change of Law Call Right" has the meaning ascribed thereto in Section 6.5.

"Change of Law Purchase Price" has the meaning ascribed thereto in Section 6.5.

"Current Market Price" has the meaning ascribed thereto in the Exchangeable Share Provisions.

"Effective Date" means the date of issuance of the Exchangeable Shares.

"Exchangeable Share Consideration" has the meaning ascribed thereto in the Exchangeable Share Provisions.

"Exchangeable Share Provisions" has the meaning ascribed thereto in the recitals hereto.

"Exchangeable Shares" has the meaning ascribed thereto in the recitals hereto.

"Goldstrike Consent" means any written consent sought by Goldstrike from the holders of Goldstrike Shares.

"Goldstrike Meeting" means any meeting of shareholders of Goldstrike at which holders of Goldstrike Shares are entitled to vote.

"Goldstrike Shares" means the common shares of $.001 par value per share in the capital of Goldstrike.

"Goldstrike Special Voting Share" has the meaning ascribed thereto in the recitals hereto.

"Holder(s)" has the meaning ascribed thereto in the recitals hereto.

"Insolvency Event" means (i) the institution by the Corporation of any proceeding to be adjudicated a bankrupt or insolvent or to be dissolved or wound-up, or the consent of the Corporation to the institution of bankruptcy, insolvency, dissolution or winding-up proceedings against it, or (ii) the filing of a petition, answer or consent seeking dissolution or winding-up under any bankruptcy, insolvency or analogous laws, including without limitation the Companies Creditors' Arrangement Act (Canada) and the Bankruptcy and Insolvency Act (Canada), and the failure by the Corporation to contest in good faith any such proceedings commenced in respect of the Corporation within 15 days of becoming aware thereof, or the consent by the Corporation to the filing of any such petition or to the appointment of a receiver, or (iii) the making by the Corporation of a general assignment for the benefit of creditors, or the admission in writing by the Corporation of its inability to pay its debts generally as they become due, or (iv) the Corporation not being permitted, pursuant to liquidity or solvency requirements of applicable law, to redeem any Retracted Shares pursuant to the Exchangeable Share Provisions.

"Insolvency Exchange Right" means the benefit of the obligation of Callco to effect the exchange of Exchangeable Shares for Goldstrike Shares pursuant to
Section 5.3 hereof upon the occurrence of an Insolvency Event.

"ITA" means the Income Tax Act (Canada), as amended.

"Liquidation  Call Purchase Price" has the meaning  ascribed  thereto in Section
6.2.

"Liquidation Call Right" has the meaning ascribed thereto in Section 6.2.

"Liquidation Event" has the meaning ascribed thereto in Section 5.6.

"Liquidation Event Effective Time" means the effective time of a Liquidation Event.

"List" has the meaning ascribed thereto in Section 4.6.

"Officer's Certificate" means, with respect to Goldstrike or the Corporation, a certificate signed on behalf of such entity by any one of the Chairman of the Board, the Vice-Chairman of the Board, the Chief Executive Officer, the President or the Chief Financial Officer of Goldstrike or the Corporation, as the case may be.

"Person"  includes  an  individual,   body  corporate,   partnership,   company,
unincorporated   syndicate   or   organization,    trust,   trustee,   executor,
administrator and other legal representative.

"Redemption  Call Purchase  Price" has the meaning  ascribed  thereto in Section
6.3.

"Redemption Call Right" has the meaning ascribed thereto in Section 6.3.

"Retracted Shares" has the meaning ascribed thereto in Section 5.4.

"Retraction  Call Purchase  Price" has the meaning  ascribed  thereto in Section
6.4.

"Retraction Call Right" has the meaning ascribed thereto in Section 6.4.

"Retraction Date" has the meaning ascribed thereto in the Exchangeable Share Provisions.

"Retraction Request" has the meaning ascribed thereto in the Exchangeable Share Provisions.

"Securities Act" has the meaning ascribed thereto in Section 11.5.

"Subsidiary", in relation to any person, means any body corporate, partnership, joint venture, association or other entity of which more than 50% of the total voting power of shares or units of ownership or beneficial interest entitled to vote in the election of directors (or members of a comparable governing body) is owned or controlled, directly or indirectly, by such person.

"Trust Estate" means the Goldstrike Special Voting Share, any other securities, the Insolvency Exchange Right, the Automatic Exchange Rights and any money or other property which may be held by the Trustee from time to time pursuant to this Agreement.

"Voting Rights" means the voting rights attached to the Goldstrike Special Voting Share as set forth in Schedule "B" annexed hereto.

Section 1.2 Gender and Number

      Any reference in this Agreement to gender includes all genders, and words imparting the singular number only shall include the plural and vice versa.

Section 1.3 Headings

      The provision of a table of contents, the division of this Agreement into Articles and Sections and the insertion of headings are for convenience of reference only and shall not affect the interpretation of this Agreement.

Section 1.4 Date for Any Action

      If any date on which any action is required to be taken under this Agreement is not a Business Day, such action shall be required to be taken on the next succeeding Business Day.

                                   ARTICLE 2
                              PURPOSE OF AGREEMENT

Section 2.1 Establishment of Trust

      The purpose of this Agreement is to create the Trust for the benefit of the Beneficiaries, as herein provided. The Trustee will hold the Goldstrike
Special Voting Share in order to enable the Trustee to exercise the Voting Rights and will hold the Automatic Exchange Rights and the Insolvency Exchange Right in order to enable the Trustee to exercise such rights, in each case as trustee for and on behalf of the Beneficiaries as provided in this Agreement.

                                   ARTICLE 3
                              SPECIAL VOTING SHARE

Section 3.1 Issue and Ownership of the Special Voting Share

      Immediately following execution of this Agreement, Goldstrike shall issue to the Trustee the Goldstrike Special Voting Share (and shall deliver the certificate representing such share to the Trustee) to be hereafter held of record by the Trustee as trustee for and on behalf of, and for the use and benefit of, the Beneficiaries and in accordance with the provisions of this Agreement. Goldstrike hereby acknowledges receipt from the Trustee as trustee for and on behalf of the Beneficiaries of good and valuable consideration (and the adequacy thereof) for the issuance of the Goldstrike Special Voting Share by Goldstrike to the Trustee. During the term of the Trust and subject to the terms and conditions of this Agreement, the Trustee shall possess and be vested with full legal ownership of the Goldstrike Special Voting Share and shall be entitled to exercise all of the rights and powers of an owner with respect to the Goldstrike Special Voting Share provided that the Trustee shall:

      (a) hold the Goldstrike Special Voting Share and the legal title thereto as trustee solely for the use and benefit of the Beneficiaries in accordance with the provisions of this Agreement; and

      (b) except as specifically authorized by this Agreement, have no power or authority to sell, transfer, vote or otherwise deal in or with the Goldstrike Special Voting Share and the Goldstrike Special Voting Share shall not be used or disposed of by the Trustee for any purpose other than the purposes for which this Trust is created pursuant to this Agreement.

Section 3.2 Legended Share Certificates

      The Corporation will cause each certificate representing Exchangeable Shares to bear an appropriate legend notifying the Beneficiaries of their right to instruct the Trustee with respect to the exercise of the Voting Rights in respect of the Exchangeable Shares of the Beneficiaries.

Section 3.3 Safe Keeping of Certificate

      The certificate representing the Goldstrike Special Voting Share shall at all times be held in safe keeping by the Trustee or its duly authorized agent.

                                   ARTICLE 4
                            EXERCISE OF VOTING RIGHTS

Section 4.1 Voting Rights

      The Trustee, as the holder of record of the Goldstrike Special Voting Share, shall be entitled to all of the Voting Rights, including the right to vote in person or by proxy attaching to the Goldstrike Special Voting Share on any matters, questions, proposals or propositions whatsoever that may properly come before the shareholders of Goldstrike at any Goldstrike Meeting. The Voting Rights shall be and remain vested in and exercised by the Trustee subject to the terms of this Agreement. The Trustee shall exercise the Voting Rights only on the basis of instructions received pursuant to this Article 4 from Beneficiaries on the record date established by Goldstrike or by applicable law for such Goldstrike Meeting who are entitled to instruct the Trustee as to the voting thereof. To the extent that no instructions are received from a Beneficiary with respect to the Voting Rights to which such Beneficiary is entitled, the Trustee shall not exercise or permit the exercise of such Voting Rights.

Section 4.2 Number of Votes

      With respect to all Goldstrike Meetings and Goldstrike Consents, each Beneficiary shall be entitled to instruct the Trustee to cast and exercise the votes comprised in the Voting Rights for each Exchangeable Share owned of record by such Beneficiary on the record date established by Goldstrike or by applicable law for such Goldstrike Meeting or Goldstrike Consent, as the case may be (the "Beneficiary Votes"), in respect of each matter, question, proposal or proposition to be voted on at such Goldstrike Meeting or by such Goldstrike Consent.

      Any Beneficiary who chooses to attend a Goldstrike Meeting in person will be entitled to one vote on a show of hands.

Section 4.3 Mailings to Shareholders

(1) With respect to each Goldstrike Meeting and Goldstrike Consent, the Trustee will use its reasonable efforts promptly to mail or cause to be mailed (or otherwise communicate in the same manner as Goldstrike utilizes in communications to holders of Goldstrike Shares subject to applicable regulatory requirements and provided that such manner of communications is reasonably available to the Trustee and upon the Trustee being advised in writing of such method) to each of the Beneficiaries named in the List (referred to in Section 4.6 below), such mailing or communication to commence wherever practicable on the same day as the mailing or notice (or other communication) with respect thereto is commenced by Goldstrike to its shareholders:

      (a) a copy of such notice, together with any related materials, including, without limitation, any circular or information statement or listing particulars, to be provided to shareholders of Goldstrike;

      (b) a statement that such Beneficiary is entitled to instruct the Trustee as to the exercise of the Beneficiary Votes with respect to such Goldstrike Meeting or Goldstrike Consent, as the case may be, or, pursuant to Section 4.7 in the case of a Goldstrike Meeting, to attend such Goldstrike Meeting and to exercise personally the Beneficiary Votes thereat;

      (c) a statement as to the manner in which such instructions may be given to the Trustee, including an express indication that instructions may be given to the Trustee to give:

            (i) a proxy to such Beneficiary or his designee to exercise personally the Beneficiary Votes; or

            (ii) a proxy to a designated agent or other representative of the management of Goldstrike to exercise such Beneficiary Votes;

      (d) a statement that if no such instructions are received from the Beneficiary, the Beneficiary Votes to which such Beneficiary is entitled will not be exercised;

      (e) a form of direction whereby the Beneficiary may so direct and instruct the Trustee as contemplated herein; and

      (f) a statement of the time and date by which such instructions must be received by the Trustee in order to be binding upon it, which in the case of any Goldstrike Meeting shall not be later than the close of business on the third Business Day prior to such meeting, and of the method for revoking or amending such instructions.

(2) The materials referred to in this Section 4.3 are to be provided to the Trustee by Goldstrike, and the materials referred to in Section 4.3(1)(c),
      Section 4.3(1)(e) and Section 4.3(1)(f) shall be subject to reasonable comment by the Trustee in a timely manner. Goldstrike shall ensure that the materials to be provided to the Trustee are provided in sufficient time to permit the Trustee to comment as aforesaid and to send all materials to each Beneficiary at the same time as such materials are first sent to holders of Goldstrike Shares. Goldstrike agrees not to communicate with holders of Goldstrike Shares with respect to the materials referred to in this Section 4.3 otherwise than by mail unless such method of communication is also reasonably available to the Trustee for communication with the Beneficiaries.

(3) For the purpose of determining Beneficiary Votes to which a Beneficiary is entitled in respect of any Goldstrike Meeting or Goldstrike Consent, the number of Exchangeable Shares owned of record by the Beneficiaries shall be determined at the close of business on the record date established by Goldstrike or by applicable law for purposes of determining shareholders entitled to vote at such Goldstrike Meeting or to approve such Goldstrike Consent, as the case may be. Goldstrike will notify the Trustee in writing of any decision of the Board of Directors of Goldstrike with respect to the calling of any Goldstrike Meeting or requesting any Goldstrike Consent and shall provide all necessary information and materials to the Trustee in each case promptly and in any event in sufficient time to enable the Trustee to perform its obligations contemplated by this Section 4.3.

Section 4.4 Copies of Shareholder Information

      Goldstrike will deliver to the Trustee copies of all proxy materials (including notices of Goldstrike Meetings but excluding proxies to vote Goldstrike Shares), information statements, reports (including without limitation, all interim and annual financial statements) and other written communications that, in each case, are to be distributed by Goldstrike from time to time to holders of Goldstrike Shares in sufficient quantities and in sufficient time so as to enable the Trustee to send those materials to each Beneficiary at the same time as such materials are first sent to holders of Goldstrike Shares. The Trustee will mail or otherwise send to each Beneficiary, at the expense of Goldstrike, copies of all such materials (and all materials specifically directed to the Beneficiaries or to the Trustee for the benefit of the Beneficiaries by Goldstrike) received by the Trustee from Goldstrike contemporaneously with the sending of such materials to holders of Goldstrike Shares.

Section 4.5 Other Materials

      As soon as reasonably practicable after receipt by Goldstrike or shareholders of Goldstrike (if such receipt is known by Goldstrike) of any material sent or given by or on behalf of a third party to holders of Goldstrike Shares generally, including without limitation, dissident proxy and information circulars (and related information and material) and take-over bid and securities exchange take-over bid circulars (and related information and material), provided such material has not been sent to the Beneficiaries by or on behalf of such third party, Goldstrike shall use its reasonable efforts to obtain and deliver to the Trustee copies thereof in sufficient quantities so as to enable the Trustee to forward such material (unless the same has been provided directly to Beneficiaries by such third party) to each Beneficiary as soon as possible thereafter. As soon as reasonably practicable after receipt thereof, the Trustee will mail or otherwise send to each Beneficiary, at the expense of Goldstrike, copies of all such materials received by the Trustee from Goldstrike.

Section 4.6 List of Persons Entitled to Vote

      The Corporation shall, (a) prior to each annual, general and extraordinary Goldstrike Meeting and (b) forthwith upon each request made at any time by the Trustee in writing, prepare or cause to be prepared a list (a "List") of the names and addresses of the Beneficiaries arranged in alphabetical order and showing the number of Exchangeable Shares held of record by each such Beneficiary, in each case at the close of business on the date specified by the Trustee in such request or, in the case of a List prepared in connection with a Goldstrike Meeting or Goldstrike Consent, at the close of business on the record date established by Goldstrike or pursuant to applicable law for determining the holders of Goldstrike Shares entitled to receive notice of and/or to vote at such Goldstrike Meeting or to give such Goldstrike Consent. Each such List shall be delivered to the Trustee promptly after receipt by the Corporation of such request or the record date for such meeting or seeking of consent, as the case may be, and in any event within sufficient time as to permit the Trustee to perform its obligations under this Agreement. Goldstrike agrees to give the Corporation notice (with a copy to the Trustee) of the calling of any Goldstrike Meeting or seeking of any Goldstrike Consent, together with the record date therefor, sufficiently prior to the date of the calling of such meeting or seeking of such consent so as to enable the Corporation to perform its obligations under this Section 4.6.

Section 4.7 Entitlement to Direct Votes

      Subject to Section 4.8, any Beneficiary named in a List prepared in connection with any Goldstrike Meeting or Goldstrike Consent will be entitled
(a) to instruct the Trustee in the manner described in Section 4.3 with respect to the exercise of the Beneficiary Votes to which such Beneficiary is entitled or (b), in the case of a Goldstrike Meeting, to attend such meeting and personally exercise thereat, as the proxy of the Trustee, the Beneficiary Votes to which such Beneficiary is entitled.

Section 4.8  Voting by Trustee  and  Attendance  of  Trustee  Representative  at
             Meeting

(1) In connection with each Goldstrike Meeting and Goldstrike Consent, the Trustee shall exercise, either in person or by proxy, in accordance with the instructions received from a Beneficiary pursuant to Section 4.3, the Beneficiary Votes as to which such Beneficiary is entitled to direct the vote (or any lesser number thereof as may be set forth in the instructions); provided, however, that such written instructions are received by the Trustee from the Beneficiary prior to the time and date fixed by the Trustee for receipt of such instruction in the notice given by the Trustee to the Beneficiary pursuant to Section 4.3.

(2)   Subject to the  receipt of  instructions  from a  Beneficiary  pursuant to
      Section 4.3 and any notice to the contrary, the Trustee shall cause a representative who is empowered by it to sign and deliver, on behalf of the Trustee, proxies for Voting Rights to attend each Goldstrike Meeting. Upon submission by a Beneficiary (or its designee) of identification satisfactory to the Trustee's representative, and at the Beneficiary's request, such representative shall sign and deliver to such Beneficiary (or its designee) a proxy to exercise personally the Beneficiary Votes as to which such Beneficiary is otherwise entitled hereunder to direct the vote, if such Beneficiary either (i) has not previously given the Trustee instructions pursuant to Section 4.3 in respect of such meeting, or (ii) submits to such representative written revocation of any such previous instructions. At such meeting, the Beneficiary exercising such Beneficiary Votes shall have the same rights as the Trustee to speak at the meeting in respect of any matter, question, proposal or proposition, to vote by way of ballot at the meeting in respect of any matter, question, proposal or proposition, and to vote at such meeting by way of a show of hands in respect of any matter, question or proposition.

Section 4.9 Distribution of Written Materials

      Any written materials distributed by the Trustee pursuant to this Agreement shall be sent by mail (or otherwise communicated in the same manner as Goldstrike utilizes in communications to holders of Goldstrike Shares subject to applicable regulatory requirements and provided such manner of communications is reasonably available to the Trustee and upon the Trustee being advised in writing of such method) to each Beneficiary at its address as shown on the books of the Corporation. Goldstrike agrees not to communicate with holders of Goldstrike Shares with respect to such written materials otherwise than by mail unless such method of communication is also reasonably available to the Trustee for communication with the Beneficiaries. The Corporation shall provide or cause to be provided to the Trustee for purposes of communication, on a timely basis and without charge or other expense:

      (a)   a current List; and

      (b) upon the request of the Trustee, mailing labels to enable the Trustee to carry out its duties under this Agreement.

Section 4.10 Termination of Voting Rights

      All of the rights of a Beneficiary with respect to the Beneficiary Votes exercisable in respect of the Exchangeable Shares held by such Beneficiary, including the right to instruct the Trustee as to the voting of or to vote personally such Beneficiary Votes, shall be deemed to be surrendered by the Beneficiary to Callco and such Beneficiary Votes and the Voting Rights represented thereby shall cease immediately upon (i) the delivery by such holder to the Trustee of the certificates representing such Exchangeable Shares in connection with the occurrence of the automatic exchange of Exchangeable Shares for Goldstrike Shares, as specified in Article 5 (unless Callco shall not have delivered the requisite Goldstrike Shares issuable in exchange therefor to the Trustee pending delivery to the Beneficiaries), or (ii) the retraction or redemption of Exchangeable Shares pursuant to section 6 or 7 of the Exchangeable Share Provisions respectively, or (iii) the effective date of the liquidation, dissolution or winding-up of the Corporation pursuant to section 5 of the Exchangeable Share Provisions, or (iv) the purchase of Exchangeable Shares from the holder thereof by Callco pursuant to the exercise by Callco of any of the Call Rights.

                                   ARTICLE 5
                    INSOLVENCY AND AUTOMATIC EXCHANGE RIGHTS

Section 5.1 Grant and Ownership of Exchange Rights

(1) Goldstrike and Callco hereby agree with the Trustee as trustee for and on behalf of, and for the use and benefit of, the Beneficiaries that the Trustee shall have (i) the Insolvency Exchange Right, and (ii) the Automatic Exchange Rights, all in accordance with the provisions of this Agreement. The Insolvency Exchange Right shall represent an agreement on the terms set out herein between Callco and the Trustee (acting on behalf of the Beneficiaries) that upon the occurrence of an Insolvency Event,
      Callco  will  purchase  from  each  and  every   Beneficiary  all  of  the
      Exchangeable Shares held by such Beneficiary. The Automatic Exchange Rights shall represent an agreement on the terms set out herein between Callco and the Trustee (acting on behalf of the Beneficiaries) that Callco will purchase and be deemed to purchase the outstanding Exchangeable Shares immediately prior to the Liquidation Event Effective Time. Callco hereby acknowledges receipt from the Trustee as trustee for and on behalf of the Beneficiaries of good and valuable consideration (and the adequacy thereof) for agreeing with the Trustee to be bound by the Insolvency Exchange Right and the Automatic Exchange Rights.

(2) During the term of the Trust and subject to the terms and conditions of this Agreement, the Trustee shall possess and be vested with full legal ownership of the Insolvency Exchange Right and the Automatic Exchange Rights and shall be entitled to exercise all of the rights and powers of an owner with respect to the Insolvency Exchange Right and the Automatic Exchange Rights, provided that the Trustee shall:

      (a) hold the Insolvency Exchange Right and the Automatic Exchange Rights and the legal title thereto as trustee solely for the use and benefit of the Beneficiaries in accordance with the provisions of this Agreement; and

      (b) except as specifically authorized by this Agreement, have no power or authority to exercise or otherwise deal in or with the Insolvency Exchange Right or the Automatic Exchange Rights, and the Trustee shall not exercise any such rights for any purpose other than the purposes for which the Trust is created pursuant to this Agreement.

(3) The obligations of Goldstrike to issue Goldstrike Shares to or as directed by Callco so as to enable Callco to deliver such shares pursuant to the Insolvency Exchange Right or the Automatic Exchange Rights are subject to all applicable laws and regulatory requirements.

Section 5.2 Legended Share Certificates

      The Corporation will cause each certificate representing Exchangeable Shares to bear an appropriate legend notifying the Beneficiaries of the Insolvency Exchange Right and the Automatic Exchange Rights.

Section 5.3 Insolvency Exchange Right

(1) Upon the occurrence and during the continuation of an Insolvency Event, each Beneficiary shall be entitled to instruct the Trustee to exercise the Insolvency Exchange Right in respect of all or any portion of the Exchangeable Shares held by the Beneficiary and thereby require Callco to purchase such Exchangeable Shares from the Beneficiary in accordance with the provisions of this Agreement.

(2) The purchase price payable by Callco for each Exchangeable Share to be purchased by Callco under the Insolvency Exchange Right shall be an amount per share equal to (i) the Current Market Price of a Goldstrike Share on the last Business Day prior to the day of closing of the purchase and sale of such Exchangeable Share under the Insolvency Exchange Right, which shall be satisfied in full by Callco delivering or causing to be delivered to such holder one Goldstrike Share, plus (ii) to the extent not paid by the Corporation on the designated payment date therefor, an additional amount equal to and in full satisfaction of the full amount of all declared and unpaid dividends on each such Exchangeable Share held by such holder on any dividend record date which occurred prior to the closing of the purchase and sale. In connection with each exercise of the Insolvency Exchange Right, Callco shall provide to the Trustee an Officer's Certificate setting forth the calculation of the purchase price for each Exchangeable Share. The purchase price for each such Exchangeable Share so purchased may be satisfied only by Callco delivering or causing to be delivered to the Trustee, on behalf of the relevant Beneficiary, one Goldstrike Share and on the applicable payment date a cheque for the balance, if any, of the purchase price, less any amounts withheld pursuant to Section 7.1. Upon payment by Callco of such purchase price the relevant Beneficiary shall cease to have any right to be paid by the Corporation any amount in respect of declared and unpaid dividends on each such Exchangeable Share.

(3) To exercise the Insolvency Exchange Right, the Trustee shall deliver to Callco, in person or by certified or registered mail, at its head office or at such other place as Callco may from time to time designate by written notice to the Trustee, with a copy to the Corporation at its principal executive offices or at such other place as the Corporation may from time to time designate by written notice to the Trustee, the certificates representing the Exchangeable Shares which the Beneficiary desires Callco to purchase, duly endorsed for transfer to Callco, and accompanied by such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the Act and the constating documents of the Corporation and such additional documents and instruments as Callco may reasonably require, together with:

      (a) a duly completed form of notice of exercise of the Insolvency Exchange Right, contained on the reverse of or attached to the Exchangeable Share certificates:

            (i) stating that the Trustee is exercising the Insolvency Exchange Right on behalf of the Beneficiary so as to require Callco to purchase from the Beneficiary the number of Exchangeable Shares specified therein;

            (ii) containing confirmation from the Beneficiary that the Beneficiary has good title to and owns all such Exchangeable Shares to be acquired by Callco free and clear of all liens, hypothecs, pledges, encumbrances, security interests, options, restrictions, proxies and adverse claims, except as set forth herein and in the Exchangeable Share Provisions; and

            (iii) setting   out  the   address  of  the   Persons  to  whom  the
                  Exchangeable Share Consideration should be delivered; and

      (b) payment (or evidence satisfactory to the Corporation and Callco of payment) of the taxes (if any) payable as contemplated by Section
            7.2 hereof.

(4) If only part of the Exchangeable Shares represented by any certificate delivered to Callco are to be purchased by Callco under the Insolvency Exchange Right, a new certificate for the balance of such Exchangeable Shares shall be issued to the Beneficiary at the expense of the Corporation.

(5) Promptly after receipt of the certificates representing the Exchangeable Shares which the Beneficiary desires Callco to purchase under the Insolvency Exchange Right (together with such documents and instruments of transfer and a duly completed form of notice of exercise of the Insolvency Exchange Right), duly endorsed for transfer to Callco, which notice to Callco and the Corporation shall constitute exercise of the Insolvency Exchange Right by the Trustee on behalf of the Beneficiary, Callco shall promptly thereafter transfer to the Beneficiary the Exchangeable Share Consideration deliverable in connection with the exercise of the Insolvency Exchange Right; provided, however, that no such delivery shall be made unless and until the Beneficiary shall have paid (or provided evidence satisfactory to the Corporation and Callco of the payment of) the taxes (if any) payable as contemplated by Section 7.2 hereof. Immediately upon the giving of notice by the Trustee, on behalf of a Beneficiary, to Callco and the Corporation of the exercise of the Insolvency Exchange Right, as provided in this Section 5.3, the Beneficiary shall be deemed to have transferred to Callco all of its right, title and interest in and to such Exchangeable Shares, shall cease to be a holder of such Exchangeable Shares and shall not be entitled to exercise any of the rights of a holder in respect thereof, other than the right to receive the purchase price therefor unless the Exchangeable Share Consideration is not delivered by Callco to the Beneficiary by the date specified, in which case the rights of the Beneficiary shall remain unaffected until such Exchangeable Share Consideration is delivered by Callco and any cheque included therein is paid. Notwithstanding the foregoing, until the Exchangeable Share Consideration is delivered to the Beneficiary, the Beneficiary shall be deemed to be a holder of the sold Exchangeable Shares for purposes of voting rights with respect thereto under this Agreement.

Section 5.4 Exercise of Insolvency Exchange Right Subsequent to Retraction

      In the event that a Beneficiary has exercised its right under Article 6 of the Exchangeable Share Provisions to require the Corporation to redeem any or all of the Exchangeable Shares held by the Beneficiary (such number of Exchangeable Shares so required to be redeemed being hereinafter collectively referred to as the "Retracted Shares") and is notified by the Corporation pursuant to Section 6.5 of the Exchangeable Share Provisions that the Corporation will not be permitted as a result of liquidity or solvency requirements or other provisions of applicable law to redeem all such Retracted Shares, subject to receipt by such Beneficiary of written notice to that effect from the Corporation and provided that the Retraction Call Right with respect to the Retracted Shares shall not have been exercised, the Retraction Request will constitute, and will be deemed to constitute, notice from the Trustee on behalf of such Beneficiary to Callco that the Trustee is exercising the Insolvency Exchange Right on behalf of such Beneficiary with respect to those Retracted Shares which the Corporation is not permitted by applicable law to redeem. In any such event, the Corporation hereby agrees with such Beneficiary to notify such Beneficiary immediately of such prohibition against the Corporation redeeming all of the Retracted Shares and to forward or cause to be forwarded to Callco immediately all relevant materials delivered by such Beneficiary to the Corporation (including, without limitation, a copy of the Retraction Request delivered pursuant to Section 6.1 of the Exchangeable Share Provisions) in connection with such proposed redemption of the Retracted Shares, and Callco will thereupon purchase such shares in accordance with the provisions of this
Article 5.

Section 5.5 Notice of Insolvency Event

      As soon as practicable following the occurrence of an Insolvency Event or any event that with the giving of notice or the passage of time or both would be an Insolvency Event, the Corporation and Callco shall give written notice thereof to the Trustee. As soon as practicable following the receipt of notice from the Corporation and Callco of the occurrence of an Insolvency Event, or upon the Trustee becoming aware of an Insolvency Event, the Trustee will mail to each Beneficiary a notice of such Insolvency Event in the form provided by Callco, which notice shall contain a brief statement of the rights of the Beneficiaries with respect to the Insolvency Exchange Right.

Section 5.6 Automatic Exchange on Liquidation of Goldstrike

(1) Goldstrike will give the Trustee written notice of each of the following events at the time set forth below:

      (a) in the event of any determination by the Board of Directors of Goldstrike to institute voluntary liquidation, dissolution or winding-up proceedings with respect to Goldstrike or to effect any other distribution of assets of Goldstrike among its shareholders for the purpose of winding up its affairs, at least 60 days prior to the proposed effective date of such liquidation, dissolution, winding-up or other distribution; and

      (b) immediately upon the earlier of (A) receipt by Goldstrike of notice of, and (B) Goldstrike otherwise becoming aware of any instituted claim, suit, petition or other proceedings with respect to the involuntary liquidation, dissolution or winding-up of Goldstrike or to effect any other distribution of assets of Goldstrike among its shareholders for the purpose of winding up its affairs, in each case where Goldstrike has failed to contest in good faith any such proceeding commenced in respect of Goldstrike within 30 days of becoming aware thereof.

(2) As soon as practicable following receipt by the Trustee from Goldstrike of notice of any event (a "Liquidation Event") contemplated by Section 5.6(1)(a) or 5.6(1)(b), the Trustee will give notice thereof to the Beneficiaries. Such notice shall be provided to the Trustee by Goldstrike and shall include a brief description of the automatic exchange of Exchangeable Shares for Goldstrike Shares provided for in Section 5.6(3).

(3) In order that the Beneficiaries will be able to participate on a pro rata basis with the holders of Goldstrike Shares in the distribution of assets of Goldstrike in connection with a Liquidation Event, all of the then outstanding Exchangeable Shares shall be automatically exchanged for Goldstrike Shares. To effect such automatic exchange, Callco shall be deemed to have purchased from the Beneficiaries immediately prior to the Liquidation Event Effective Time each Exchangeable Share then outstanding and held by Beneficiaries, and each Beneficiary shall be deemed to have sold the Exchangeable Shares held by it at such time, free and clear of any lien, claim or encumbrance, for a purchase price per share equal to
      (i) the Current Market Price of a Goldstrike Share at the Liquidation Event Effective Time, which shall be satisfied in full by Callco delivering or causing to be delivered to the Beneficiary one Goldstrike Share, plus (ii) to the extent not paid by the Corporation on the designated payment date therefor, an additional amount equal to and in full satisfaction of the full amount of all declared and unpaid dividends on each such Exchangeable Share held by such holder on any dividend record date which occurred prior to the date of the exchange. Callco shall provide the Trustee with an Officer's Certificate in connection with each automatic exchange setting forth the calculation of the purchase price for each Exchangeable Share, which calculation the Trustee shall accept without any obligation on its part to verify or confirm its accuracy or completeness.

(4) Immediately prior to the Liquidation Event Effective Time, the closing of the transaction of purchase and sale contemplated by the automatic exchange of Exchangeable Shares for Goldstrike Shares shall be deemed to have occurred, and each Beneficiary shall be deemed to have transferred to Callco all of the Beneficiary's right, title and interest in and to such Beneficiary's Exchangeable Shares free and clear of any lien, claim or encumbrance and the related interest in the Trust Estate, any right of each such Beneficiary to receive declared and unpaid dividends from the Corporation shall be deemed to be satisfied and discharged, and each such Beneficiary shall cease to be a holder of such Exchangeable Shares and Callco shall deliver or cause to be delivered to the Beneficiary the Goldstrike Shares deliverable upon the automatic exchange of Exchangeable Shares for Goldstrike Shares and on the applicable payment date shall deliver to the Trustee for delivery to the Beneficiary a cheque for the balance, if any, of the total purchase price for such Exchangeable Shares, without interest, in each case less any amounts withheld pursuant to
      Section 7.1. Concurrently with such Beneficiary ceasing to be a holder of Exchangeable Shares, the Beneficiary shall become the holder of the Goldstrike Shares delivered pursuant to the automatic exchange of such
      Beneficiary's Exchangeable Shares for Goldstrike Shares and the certificates held by the Beneficiary previously representing the Exchangeable Shares exchanged by the Beneficiary with Callco pursuant to such automatic exchange shall thereafter be deemed to represent Goldstrike Shares delivered to the Beneficiary by Callco pursuant to such automatic exchange. Upon the request of a Beneficiary and the surrender by the Beneficiary of Exchangeable Share certificates deemed to represent Goldstrike Shares, duly endorsed in blank and accompanied by such instruments of transfer as Goldstrike may reasonably require, Goldstrike shall deliver or cause to be delivered to the Beneficiary certificates representing the Goldstrike Shares of which the Beneficiary is the holder.

                                   ARTICLE 6
             CERTAIN RIGHTS OF CALLCO TO ACQUIRE EXCHANGEABLE SHARES

Section 6.1 Acknowledgement

      The Trustee and the Corporation hereby acknowledge the Call Rights in favour of Callco and further agree that the Call Rights (i) are granted by the Trustee, on behalf of Beneficiaries, in partial consideration of the obligations of Goldstrike under the Acquisition Agreement; and (ii) may be assigned at any time and from time to time by Callco in whole or in part upon written notice to the Trustee provided that:

      (a)   such  assignee   acknowledges  in  writing  the  Exchangeable  Share
            Provisions  and  agrees to be bound by the terms of this  Agreement;
            and

      (b) notwithstanding such assignment, Callco shall remain jointly and severally liable with such assignee in respect of the obligations of such assignee in connection with the exercise of any of the Call Rights.

Section 6.2 Callco Liquidation Call Right

(1) Callco shall have the overriding right (the "Liquidation Call Right"), in the event of and notwithstanding the proposed liquidation, dissolution or winding-up of the Corporation pursuant to Article 5 of the Exchangeable Share Provisions, to purchase from the Beneficiaries all but not less than all of the Exchangeable Shares held by the Beneficiaries on payment by Callco of an amount per share (the "Liquidation Call Purchase Price") equal to the Exchangeable Share Consideration applicable on the last Business Day prior to the Liquidation Date, which shall be satisfied in full by Callco delivering or causing to be delivered to the Beneficiaries the Exchangeable Share Consideration representing the Beneficiaries' total Liquidation Call Purchase Price. In the event of the exercise of the Liquidation Call Right by Callco as aforesaid, each Beneficiary shall be obligated to sell all of the Exchangeable Shares held by the Beneficiary to Callco on the Liquidation Date on payment by Callco to the Beneficiary of the Liquidation Call Purchase Price for each such share, and, provided Callco completes such purchase, the Corporation shall have no obligation to pay the Liquidation Amount (as defined in the Exchangeable Share Provisions) on such shares so purchased by Callco.

(2) To exercise the Liquidation Call Right, Callco must notify the Corporation and the Trustee in writing of Callco's intention to exercise such right at least ten Business Days before the Liquidation Date in the case of a voluntary liquidation, dissolution or winding-up of the Corporation, and at least five Business Days before the Liquidation Date in the case of an involuntary liquidation, dissolution or winding-up of the Corporation. The Corporation will notify the Trustee in writing as to whether Callco has exercised the Liquidation Call Right forthwith after the expiry of the period during which the same may be exercised by Callco. If Callco exercises the Liquidation Call Right, then on the Liquidation Date, Callco will purchase, and each Beneficiary will sell, all of the Exchangeable
      Shares then held by the Beneficiary for a price per share equal to the Liquidation Call Purchase Price, which price shall be satisfied in the manner set forth in Section 6.2(1) hereof.

(3) For the purposes of completing the purchase of the Exchangeable Shares pursuant to the exercise of the Liquidation Call Right, Callco shall deliver to each Beneficiary, on or before the Liquidation Date, the Exchangeable Share Consideration in payment of the total Liquidation Call Purchase Price upon presentation and surrender by the Beneficiary of certificates representing the Exchangeable Shares held by the Beneficiary duly endorsed for transfer, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the Act and the constating documents of the Corporation and such additional documents and instruments as Callco may reasonably acquire. If Callco does not exercise the Liquidation Call Right in the manner and with the delay described above, then on the Liquidation Date the Beneficiaries will be entitled to receive in exchange therefor the liquidation price otherwise payable by the Corporation in connection with the liquidation, dissolution or winding-up of the Corporation pursuant to Article 5 of the Exchangeable Share Provisions.

Section 6.3 Callco Redemption Call Right

(1) Callco shall have the overriding right (the "Redemption Call Right"), notwithstanding the proposed redemption of the Exchangeable Shares by the Corporation pursuant to Article 7 of the Exchangeable Share Provisions, to purchase from the Beneficiaries on the Automatic Redemption Date all but not less than all of the Exchangeable Shares held by the Beneficiaries on payment by Callco to the Holders of an amount per Exchangeable Share (the "Redemption Call Purchase Price") equal to the Exchangeable Share Consideration applicable on the last Business Day prior to the Automatic Redemption Date, which shall be satisfied in full by Callco delivering or causing to be delivered to the Beneficiaries, the Exchangeable Share Consideration. In the event of the exercise of the Redemption Call Right by Callco, each Beneficiary shall be obligated to sell all of the Exchangeable Shares held by such Beneficiary to Callco on the Automatic Redemption Date on payment by Callco to such Beneficiary of the Redemption Call Purchase Price for each such share, and the Corporation shall have no obligation to redeem such shares so purchased by Callco.

(2) To exercise the Redemption Call Right, Callco must notify the Corporation and the Trustee in writing of Callco's intention to exercise such right on or before the Automatic Redemption Date. The Corporation will notify the Trustee in writing as to whether Callco has exercised the Redemption Call Right forthwith after the expiry of the period during which the same may be exercised by Callco. If Callco exercises the Redemption Call Right, then on the Automatic Redemption Date Callco will purchase, and each Beneficiary will sell, all of the Exchangeable Shares then held by such Beneficiary for a price per share equal to the Redemption Call Purchase Price, which price shall be satisfied in the manner set forth in Section 6.3(1) hereof.

(3) For the purposes of completing the purchase of the Exchangeable Shares pursuant to the exercise of the Redemption Call Right, Callco shall deliver to each Beneficiary, on or before the Automatic Redemption Date, the Exchangeable Share Consideration upon presentation and surrender by such Beneficiary of certificates representing the Exchangeable Shares held by such Beneficiary, duly endorsed for transfer, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the Act and the constating documents of the Corporation and such additional documents and instruments as Callco may reasonably require. If Callco does not exercise the Redemption Call Right in the manner and with the delay described above, then on the Automatic Redemption Date the Beneficiaries will be entitled to receive in exchange therefor the redemption price otherwise payable by the Corporation in connection with the redemption of Exchangeable Shares pursuant to Article 7 of the Exchangeable Share Provisions.

Section 6.4 Callco Retraction Call Right

(1) Callco shall have the overriding right (the "Retraction Call Right"), notwithstanding the proposed retraction of Retracted Shares by the Corporation pursuant to Article 6 of the Exchangeable Share Provisions, to purchase from the Beneficiaries on the Retraction Date all but not less than all of the Retracted Shares held by the Beneficiaries on payment by Callco to the Holders of an amount per Retracted Share (the "Retraction Call Purchase Price") equal to the Exchangeable Share Consideration applicable on the last Business Day prior to the Retraction Date, which shall be satisfied in full by Callco delivering or causing to be delivered to the Beneficiaries, the Exchangeable Share Consideration. In the event of the exercise of the Retraction Call Right by Callco, each Beneficiary shall be obligated to sell all of the Retracted Shares held by such Beneficiary to Callco on the Retraction Date on payment by Callco to such Beneficiary of the Retraction Call Purchase Price for each such share, and the Corporation shall have no obligation to redeem such shares so purchased by Callco.

(2) Upon receipt by the Corporation of a Retraction Request, the Corporation shall immediately notify Callco and the Trustee thereof. To exercise the Retraction Call Right, Callco must notify the Corporation and the relevant Beneficiary of Callco's intention to exercise such right with notice to the Trustee within ten Business Days of such notification to Callco by the Corporation of receipt of the Retraction Request. The Corporation will notify such Beneficiary as to whether Callco has exercised the Retraction Call Right forthwith after the expiry of the period during which the same may be exercised by Callco. If Callco exercises the Retraction Call Right, and provided that the Retraction Request is not revoked by the Beneficiary in the manner specified in Section 6.6 of the Exchangeable Share Provisions, the Retraction Request shall thereupon be considered only to be an offer by the Beneficiary to sell such Retracted Shares to Callco in accordance with the Retraction Call Right, and on the Retraction Date Callco will purchase, and the Beneficiary will sell, all of the Retracted Shares held by such Beneficiary for a price per share equal to the Retraction Call Purchase Price, which price shall be satisfied in the manner set forth in Section 6.4(1) hereof.

(3) For the purposes of completing the purchase of the Retracted Shares pursuant to the exercise of the Retraction Call Right, Callco shall deliver to each Beneficiary, on or before the Retraction Date, the Exchangeable Share Consideration upon presentation and surrender by such Beneficiary of certificates representing the Retracted Shares held by such Beneficiary, duly endorsed for transfer, together with such other documents and instruments as may be required to effect a transfer of Retracted Shares under the Act and the constating documents of the Corporation and such additional documents and instruments as Callco may reasonably require. If Callco does not exercise the Retraction Call Right in the manner and with the delay described above, then on the Retraction Date the Beneficiaries will be entitled to receive in exchange therefor the retraction price otherwise payable by the Corporation in connection with the retraction of the Retracted Shares pursuant to Article 6 of the Exchangeable Share Provisions.

Section 6.5 Change of Law Call Right

(1) Goldstrike shall have the overriding right (the "Change of Law Call Right"), in the event of a Change of Law, to purchase (or to cause Callco to Purchase) from the Beneficiaries all but not less than all of the Exchangeable Shares held by the Beneficiaries on payment by Goldstrike or Callco, as the case may be, of an amount per share (the "Change of Law Purchase Price") equal to the Exchangeable Share Consideration applicable on the last Business Day prior to the Change of Law Call Date, which shall be satisfied in full by Goldstrike or Callco, as the case may be, delivering or causing to be delivered to the Beneficiaries the Exchangeable Share Consideration representing the Beneficiaries' total Change of Law Purchase Price. In the event of the exercise of the Change of Law Call Right by Goldstrike or Callco as aforesaid, each Beneficiary shall be obligated to sell all of the Exchangeable Shares held by the Beneficiary to Goldstrike or Callco, as the case may be, on the Change of Law Call Date on payment by Goldstrike or Callco to the Beneficiary of the Change of Law Purchase Price for each such share.

(2) To exercise the Change of Law Call Right, Goldstrike or Callco must notify the Corporation and the Trustee in writing of its intention to exercise such right at least ten Business Days before the date on which Goldstrike or Callco intends to acquire the Exchangeable Shares (the "Change of Law Call Date"). If Goldstrike or Callco exercises the Change of Law Call Right, then on the Change of Law Call Date, Goldstrike or Callco will purchase, and each Beneficiary will sell, all of the Exchangeable Shares then held by the Beneficiary for a price per share equal to the Change of Law Call Purchase Price, which price shall be satisfied in the manner set forth in Section 6.5(1) hereof.

(3) For the purposes of completing the purchase of the Exchangeable Shares pursuant to the exercise of the Change of Law Call Right, Goldstrike or Callco, as the case may be, shall deliver to each Beneficiary, on the Change of Law Call Date, the Exchangeable Share Consideration in payment of the total Change of Law Call Purchase Price upon presentation and surrender by the Beneficiary of certificates representing the Exchangeable Shares held by the Beneficiary, duly endorsed for transfer, together with such other documents and instruments as may be required to effect a transfer of the Exchangeable Shares under the Act and the constating documents of the Corporation and such additional documents and instruments as Goldstrike or Callco may reasonably require the Beneficiary, duly endorsed for transfer, together with such other documents and instruments as may be required to effect a transfer of the Exchangeable Shares under the Act and the constating documents of the Corporation and such additional documents and instruments as Goldstrike or Callco may reasonably require.

                                    ARTICLE 7
                       WITHHOLDING RIGHTS AND STAMP TAXES

Section 7.1 Withholding Rights

      Goldstrike, Callco, the Corporation and the Trustee shall be entitled to deduct and withhold from any consideration otherwise payable under this Agreement to any holder of Exchangeable Shares or Goldstrike Shares such amounts as Goldstrike, Callco, the Corporation or the Trustee is required or permitted to deduct and withhold with respect to such payment under the ITA or United States tax laws or any provision of provincial, state, local or foreign tax law, in each case as amended or succeeded. The Trustee may act on the advice of counsel with respect to such matters. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes as having been paid to the holder of the shares in respect of which such deduction and withholding was made, provided that such withheld amounts are actually remitted to the appropriate taxing authority. Notwithstanding the foregoing, to the extent that the amount so required to be deducted or withheld from any payment to a holder would exceed the cash portion of the consideration otherwise payable to the holder, unless the holder has remitted funds in an amount not less than such excess to Goldstrike, Callco or the Corporation, as the case may be, prior to the time when Goldstrike, Callco or the Corporation, as the case may be, would otherwise be required or permitted to redeem or purchase the Exchangeable Shares from the holder or pay the consideration to the holder, then none of Goldstrike, Callco or the Corporation shall be required to redeem or purchase the Beneficiary's Exchangeable Shares or to deliver any part of the non-cash consideration therefor to the Beneficiary; provided, however, that Goldstrike, Callco or the Corporation may never the less, in its sole discretion, elect to redeem or purchase (as the case may be) the Beneficiary's Exchangeable Shares, and in that event Goldstrike, Callco and the Corporation are hereby authorized to sell or otherwise dispose of such portion of the consideration as is necessary to provide sufficient funds to Goldstrike, Callco or the Corporation, as the case may be, to enable it to comply with such deduction or withholding requirement and Goldstrike, Callco or the Corporation, as the case may be, shall in that event notify the holder thereof and remit to such holder any unapplied balance of the net proceeds of such sale. Goldstrike, Callco and the Corporation represent and warrant that, based upon facts currently known to them, they have no current intention, as at the date of this Agreement, to deduct or withhold from any dividend or other consideration paid (i) to holders of Exchangeable Shares any amounts under the United States tax laws; or (ii) to holders of Exchangeable Shares who are resident in Canada for the purposes of the ITA any amounts under the Canadian tax laws. Notwithstanding the foregoing: (i) the Trustee shall have no responsibility whatsoever to determine if a Beneficiary is a non-resident of Canada other than to take cognizance of the Beneficiary's address; (ii) the Trustee shall be entitled to act on the advice of Goldstrike, Callco or the Corporation as to any amounts to be withheld; (iii) the Trustee may require a direction from Goldstrike, Callco, or the Corporation prior to selling or otherwise disposing of any property; and (iv) the Trustee shall have no responsibility with respect to the price obtained and the costs involved in any such sale or disposition.

Section 7.2 Stamp Taxes

      Upon any sale of Exchangeable Shares to Callco pursuant to the Insolvency Exchange Right or the Automatic Exchange Rights, the share certificate or certificates representing Goldstrike Shares to be delivered in connection with the payment of the total purchase price therefor shall be registered in the name of the Beneficiary of the Exchangeable Shares so sold or in such names as such Beneficiary may otherwise direct in writing provided such direction is received by Callco prior to the time such shares are issued without charge to the holder of the Exchangeable Shares so sold; provided, however, that such Beneficiary (a) shall pay (and none of Goldstrike, Callco, the Corporation or the Trustee shall be required to pay) any stamp taxes that may be payable in respect of any transfer of such Exchangeable Shares to Callco or in respect of the issuance or delivery of such Goldstrike Shares to such Beneficiary or any other person including, without limitation, in the event that Goldstrike Shares are being issued or transferred in the name of a clearing service or depositary or a nominee thereof, or (b) shall have evidenced to the satisfaction of the Trustee, Goldstrike, Callco and the Corporation that such Stamp Taxes, if any, have been paid. Goldstrike, Callco and the Corporation represent and warrant that, based upon facts currently known to them, there should not be any United States stamp taxes payable in respect of an exchange of Exchangeable Shares for Goldstrike Shares pursuant to the terms of this Agreement or the Exchangeable Share Provisions.

                                   ARTICLE 8
            RESTRICTIONS ON ISSUE OF GOLDSTRIKE SPECIAL VOTING SHARES

Section 8.1 Issue of Additional Shares

      During the term of this Agreement, Goldstrike will not, without the consent of the holders at the relevant time of Exchangeable Shares, given in accordance with section 9(2) of the Exchangeable Share Provisions, issue any additional Goldstrike Special Voting Shares.

                                   ARTICLE 9
                             CONCERNING THE TRUSTEE

Section 9.1 Powers and Duties of the Trustee

(1) The rights, powers, duties and authorities of the Trustee under this Agreement, in its capacity as Trustee of the Trust, shall include:

      (a) receipt and deposit of the Goldstrike Special Voting Share from Goldstrike as Trustee for and on behalf of the Beneficiaries in accordance with the provisions of this Agreement;

      (b) granting proxies and distributing materials to Beneficiaries as provided in this Agreement;

      (c) voting the Beneficiary Votes in accordance with the provisions of this Agreement;

      (d) receiving the grant of the Insolvency Exchange Right and the Automatic Exchange Rights from Callco as Trustee for and on behalf of the Beneficiaries in accordance with the provisions of this Agreement;

      (e) enforcing the benefit of the Insolvency Exchange Right and the Automatic Exchange Rights, in each case in accordance with the provisions of this Agreement, and in connection therewith receiving from Beneficiaries Exchangeable Shares and other requisite documents and distributing to such Beneficiaries Goldstrike Shares and cheques, if any, to which such Beneficiaries are entitled pursuant to the Insolvency Exchange Right or the Automatic Exchange Rights, as the case may be;

      (f)   holding title to the Trust Estate;

      (g) investing any moneys forming, from time to time, a part of the Trust Estate as provided in this Agreement;

      (h)   taking  action  on  its  own  initiative  or at the  direction  of a
            Beneficiary  or   Beneficiaries   to  enforce  the   obligations  of
            Goldstrike, Callco and the Corporation under this Agreement; and

      (i) taking such other actions and doing such other things as are specifically provided in this Agreement.

(2) In the exercise of such rights, powers, duties and authorities the Trustee shall have (and is granted) such incidental and additional rights, powers, duties and authority not in conflict with any of the provisions of this Agreement as the Trustee, acting in good faith and in the reasonable exercise of its discretion, may deem necessary, appropriate or desirable to effect the purpose of the Trust. Any exercise of such discretionary rights, powers, duties and authorities by the Trustee shall be final, conclusive and binding upon all persons.

(3) The Trustee in exercising its rights, powers, duties and authorities hereunder shall act honestly and in good faith and with a view to the best interests of the Beneficiaries and shall exercise the care, diligence and skill that a reasonably prudent trustee would exercise in comparable circumstances.

(4) The Trustee shall not be bound to give notice or do or take any act, action or proceeding by virtue of the powers conferred on it hereby unless and until it shall be specifically required to do so under the terms hereof; nor shall the Trustee be required to take any notice of, or to do, or to take any act, action or proceeding as a result of any default or breach of any provision hereunder, unless and until notified in writing of such default or breach, which notices shall distinctly specify the default or breach desired to be brought to the attention of the Trustee, and in the absence of such notice the Trustee may for all purposes of this Agreement conclusively assume that no default or breach has been made in the observance or performance of any of the representations, warranties, covenants, agreements or conditions contained herein.

(5) The Trustee shall not be responsible or liable in any manner whatever for the sufficiency, correctness, genuineness or validity of any security deposited with it.

(6) The Trustee shall incur no liability with respect to the delivery or non-delivery of any certificate or certificates whether delivered by hand, mail or any other means.

(7) The duties and obligations of the Trustee shall be determined solely by the provisions hereof and by the provisions of applicable law and, accordingly, the Trustee shall only be responsible for the performance of such duties and obligations as it has undertaken herein or as required by applicable law. The Trustee shall retain and may employ the right not to act and shall not be held liable for refusing to act unless it has received clear and reasonable documentation which complies with the terms of this Agreement. Such documentation must not require the exercise of discretion or independent judgment on the part of the Trustee.

Section 9.2 Acceptance of Trust

      The Trustee hereby accepts the Trust created and provided for by and in this Agreement and agrees to perform the same upon the terms and conditions herein set forth and to hold all rights, privileges and benefits conferred hereby and by law in trust for the various persons who shall from time to time be Beneficiaries, subject to all the terms and conditions herein set forth.

Section 9.3 No Conflict of Interest

      The Trustee represents to Goldstrike, Callco and the Corporation that at the date of execution and delivery of this Agreement there exists no material conflict of interest in the role of the Trustee as a fiduciary hereunder and the role of the Trustee in any other capacity. The Trustee shall, within 90 days after it becomes aware that such material conflict of interest exists, either eliminate such material conflict of interest or resign in the manner and with the effect specified in Section 9.14. If, notwithstanding the foregoing provisions of this Section 9.3, the Trustee has such a material conflict of interest, the validity and enforceability of this Agreement shall not be affected in any manner whatsoever by reason only of the existence of such material conflict of interest. If the Trustee contravenes the foregoing provisions of this Section 9.3, any interested party may apply to the Supreme Court of Alberta for an order that the Trustee be replaced as Trustee hereunder.

Section 9.4 Dealings with Transfer Agents, Registrars, etc.

(1) Goldstrike and the Corporation irrevocably authorize the Trustee, from time to time, to:

      (a)   consult,   communicate   and  otherwise  deal  with  the  respective
            registrars and transfer agents, and with any such subsequent registrar or transfer agent, of the Exchangeable Shares and Goldstrike Shares; and

      (b) requisition, from time to time, (i) from any such registrar or transfer agent any information readily available from the records maintained by it which the Trustee may reasonably require for the discharge of its duties and responsibilities under this Agreement and (ii) from the transfer agent of Goldstrike Shares, and any subsequent transfer agent of such shares, the share certificates issuable upon the exercise from time to time of the Insolvency Exchange Right and pursuant to the Automatic Exchange Rights.

(2) Goldstrike and the Corporation irrevocably authorize their respective registrars and transfer agents to comply with all such requests.
      Goldstrike covenants that it will supply its transfer agent with duly executed share certificates for the purpose of completing the exercise from time to time of the Insolvency Exchange Right and the Automatic Exchange Rights.

Section 9.5 Books and Records

      The Trustee shall keep available for inspection (during the regular business hours of the Trustee) by Goldstrike, Callco and the Corporation at the Trustee's principal office in Calgary correct and complete books and records of account relating to the Trust created by this Agreement, including without limitation, all relevant data relating to mailings and instructions to and from Beneficiaries and all transactions pursuant to the Insolvency Exchange Right and the Automatic Exchange Rights. On or before January 15, 2006, and on or before January 15th in every year thereafter, so long as the Goldstrike Special Voting Share is registered in the name of the Trustee, the Trustee shall transmit to Goldstrike and the Corporation a brief report, dated as of the preceding December 31st, with respect to:

      (a)   the property and funds comprising the Trust Estate as of that date;

      (b) the number of exercises of the Insolvency Exchange Right, if any, and the aggregate number of Exchangeable Shares received by the Trustee on behalf of Beneficiaries in consideration of the issues by Goldstrike of Goldstrike Shares in connection with the Insolvency Exchange Right, during the calendar year ended on such December 31st; and

      (c) any action taken by the Trustee in the performance of its duties under this Agreement which it had not previously reported and which, in the Trustee's opinion, materially affects the Trust Estate.

Section 9.6 Income Tax Returns and Reports

      The Trustee shall, to the extent necessary, prepare and file, or cause to be prepared and filed, on behalf of the Trust appropriate United States and Canadian income tax returns and any other returns or reports as may be required by applicable law or pursuant to the rules and regulations of any securities exchange or other trading system through which the Exchangeable Shares are traded. In connection therewith, the Trustee may obtain the advice and assistance of such experts or advisors as the Trustee considers necessary or advisable (who may be experts or advisors to Goldstrike or the Corporation). If requested by the Trustee, Goldstrike or the Corporation shall retain qualified experts or advisors for the purpose of providing such tax advice or assistance and, to the extent the costs of such experts or advisors providing such tax advice or assistance are incurred by the Trustee, the Trustee may add such related costs to its fees and expenses as outlined in Section 10.1 hereof.

Section 9.7 Action of Beneficiaries

      No Beneficiary shall have the right to institute any action, suit or proceeding or to exercise any other remedy authorized by this Agreement for the purpose of enforcing any of its rights or for the execution of any trust or power hereunder unless the Beneficiary has requested the Trustee to take or institute such action, suit or proceeding and the Trustee shall have failed to act within a reasonable time thereafter. In such case, but not otherwise, the Beneficiary shall be entitled to take proceedings in any court of competent jurisdiction such as the Trustee might have taken; it being understood and intended that no one or more Beneficiaries shall have any right in any manner whatsoever to affect, disturb or prejudice the rights hereby created by any such action, or to enforce any right hereunder or the Voting Rights, the Insolvency Exchange Right or the Automatic Exchange Rights except subject to the conditions and in the manner herein provided, and that all powers and trusts hereunder shall be exercised and all proceedings at law shall be instituted, had and maintained by the Trustee, except only as herein provided, and in any event for the equal benefit of all Beneficiaries.

Section 9.8 Experts, Advisers and Agents

      The Trustee may:

      (a) in relation to these presents act and rely on the opinion or advice of or information obtained from any solicitor, attorney, auditor, accountant, appraiser, valuer, engineer or other expert, whether retained by the Trustee or by Goldstrike and/or the Corporation or otherwise, and may retain or employ such assistants as may be necessary to the proper discharge of its powers and duties and determination of its rights hereunder and may pay proper and reasonable compensation for all such legal and other advice or assistance as aforesaid, such fees of experts to form part of the Trustee's expenses hereunder;

      (b) retain or employ such agents and other assistants as it may reasonably require for the proper determination and discharge of its powers and duties hereunder; and

      (c) pay reasonable remuneration for all services performed for it (and shall be entitled to receive reasonable remuneration for all services performed by it) in the discharge of the trusts hereof and compensation for all disbursements, costs and expenses made or incurred by it in the discharge of its duties hereunder and in the management of the Trust.

Section 9.9 Trustee Not Required to Give Security

      The Trustee shall not be required to give any bond or security in respect of the execution of the trusts, rights, duties, powers and authorities of this Agreement or otherwise in respect of the premises.

Section 9.10 Authority to Carry on Business

      The Trustee represents to Goldstrike and the Corporation that at the date of execution and delivery by it of this Agreement it is authorized to carry on the business of a trust company in the provinces of British Columbia and Alberta, but if, notwithstanding the provisions of this Section 9.10, it ceases to be so authorized to carry on business, the validity and enforceability of this Agreement and the Voting Rights, the Insolvency Exchange Right and the Automatic Exchange Rights shall not be affected in any manner whatsoever by reason only of such event but the Trustee shall, within 90 days after ceasing to be authorized to carry on the business of a trust company in any province of Canada, either become so authorized or resign in the manner and with the effect specified in Section 9.14.

Section 9.11 Conflicting Claims

(1) If conflicting claims or demands are made or asserted with respect to any interest of any Beneficiary in any Exchangeable Shares, including any disagreement between the heirs, representatives, successors or assigns succeeding to all or any part of the interest of any Beneficiary in any Exchangeable Shares, resulting in conflicting claims or demands being made in connection with such interest, then the Trustee shall be entitled, in its sole discretion, to refuse to recognize or to comply with any such claims or demands. In so refusing, the Trustee may elect not to exercise any Voting Rights, Insolvency Exchange Right or Automatic Exchange Rights subject to such conflicting claims or demands and, in so doing, the Trustee shall not be or become liable to any person on account of such election or its failure or refusal to comply with any such conflicting claims or demands. The Trustee shall be entitled to continue to refrain from acting and to refuse to act until:

      (a) the rights of all adverse claimants with respect to the Voting Rights, Insolvency Exchange Right or Automatic Exchange Rights subject to such conflicting claims or demands have been adjudicated by a final judgment of a court of competent jurisdiction and all rights of appeal have expired; or

      (b) all differences with respect to the Voting Rights, Insolvency Exchange Right or Automatic Exchange Rights subject to such conflicting claims or demands have been conclusively settled by a valid written agreement binding on all such adverse claimants, and the Trustee shall have been furnished with an executed copy of such agreement certified to be in full force and effect.

(2) If the Trustee elects to recognize any claim or comply with any demand made by any such adverse claimant, it may in its discretion require such claimant to furnish such surety bond or other security satisfactory to the Trustee as it shall deem appropriate to fully indemnify it as between all conflicting claims or demands.

Section 9.12 Merger

      Any corporation into or with which the Trustee may be merged or consolidated or amalgamated, or any corporation resulting therefrom, or any corporation succeeding to the trust business of the Trustee by way of assignment (which assignment shall require the consent of Goldstrike and the Corporation, such consent not to be unreasonably withheld) shall be a successor to the Trustee under this Agreement without any further act on its part or any of the parties hereto, provided that such corporation would be eligible for appointment as a successor trustee under the provisions of this Agreement.

Section 9.13 Indemnification

(1) Goldstrike and the Corporation jointly and severally agree to indemnify and save harmless the Trustee and its directors, officers, agents and employees appointed and acting in accordance with this Agreement (collectively, the "Indemnified Parties") from and against all claims, demands, losses, actions, causes of action, costs, charges, expenses, damages and liabilities whatsoever arising in connection with this Agreement, including, without limitation, those arising out of or related to actions taken or omitted to be taken by the Trustee contemplated hereby, legal fees and disbursements on a solicitor and client basis, and costs and expenses incurred in connection with the enforcement of this indemnity, which the Trustee may suffer or incur, whether at law or in equity, in any way caused by or arising, directly or indirectly, in respect of any act, deed, matter or thing whatsoever made, done, acquiesced in or omitted in or about or in relation to the execution of its duties as Trustee and including any deed, matter or thing in relation to the execution of its duties as Trustee and including any deed, matter or thing in relation to the registration, perfection, release or discharge of security. The foregoing provisions of this Section 9.13 do not apply to the extent that the Trustee or its employees or agents have acted with gross negligence or in wilful misconduct to the Trustee's obligations hereunder. It is understood and agreed that this indemnification shall survive the termination of this Agreement or the resignation of the Trustee.

(2) The Trustee shall notify Goldstrike and the Corporation of the written assertion of a claim or of any action commenced against the Indemnified Parties promptly after any of the Indemnified Parties shall have received any such written assertion of a claim or shall have been served with a summons or other first legal process giving information as to the nature and basis of the claim, provided that the omission to so notify Goldstrike and the Corporation shall not relieve Goldstrike or the Corporation of any liability they may have to the Indemnified Parties, except and only to the extent that any such delay in or failure to give notice prejudices the defence of such action or results in an increase in the liability which Goldstrike and the Corporation have under this indemnity. Subject to (ii) below, Goldstrike and the Corporation shall be entitled to participate at their own expense in the defence and, if Goldstrike and the Corporation so elect at any time after receipt of such notice, either of them may assume the defence of any suit brought to enforce any such claim. The Trustee shall have the right to employ separate counsel in any such suit and participate in the defence thereof, but the fees and expenses of such counsel shall be at the expense of the Trustee unless: (i) the employment of such counsel has been authorized by Goldstrike or the Corporation; or
      (ii) the named parties to any such suit include both the Trustee and Goldstrike or the Corporation and the Trustee shall have been advised by counsel acceptable to Goldstrike or the Corporation that there may be one or more legal defences available to the Trustee that are different from or in addition to those available to Goldstrike or the Corporation and that, in the judgment of such counsel, would present a conflict of interest were a joint representation to be undertaken (in which case Goldstrike and the Corporation shall not have the right to assume the defence of such suit on behalf of the Trustee but shall be liable to pay the reasonable fees and expenses of counsel for the Trustee).

Section 9.14 Resignation

      The Trustee, or any trustee hereafter appointed, may at any time resign by giving written notice of such resignation to Goldstrike and the Corporation specifying the date on which it desires to resign, provided that such notice shall not be given less than thirty (30) days before such desired resignation date unless Goldstrike and the Corporation otherwise agree and provided further that such resignation shall not take effect until the date of the appointment of a successor trustee and the acceptance of such appointment by the successor trustee. Upon receiving such notice of resignation, Goldstrike and the Corporation shall promptly appoint a successor trustee by written instrument in duplicate, one copy of which shall be delivered to the resigning trustee and once copy to the successor trustee. Failing the appointment and acceptance of a successor trustee, a successor trustee may be appointed by order of a court of competent jurisdiction upon application of one or more of the parties to this Agreement. If the retiring trustee is the party initiating an application for the appointment of a successor trustee by order of a court of competent jurisdiction, Goldstrike and the Corporation shall be jointly and severally liable to reimburse the retiring trustee for its legal costs and expenses in connection with same.

Section 9.15 Removal

      The Trustee, or any trustee hereafter appointed, may (provided a successor trustee is appointed) be removed at any time on not less than 30 days' prior notice by written instrument executed by Goldstrike and the Corporation, in duplicate, one copy of which shall be delivered to the trustee so removed and one copy to the successor trustee.

Section 9.16 Successor Trustee

      Any successor trustee appointed as provided under this Agreement shall execute, acknowledge and deliver to Goldstrike and the Corporation and to its predecessor trustee an instrument accepting such appointment. Thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor under this Agreement, with the like effect as if originally named as trustee in this Agreement. However, on the written request of Goldstrike and the Corporation or of the successor trustee, the trustee ceasing to act shall, upon payment of any amounts then due it pursuant to the provisions of this Agreement, execute and deliver an instrument transferring to such successor trustee all the rights and powers of the trustee so ceasing to act. Upon the request of any such successor trustee, Goldstrike, the Corporation and such predecessor trustee shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers.

Section 9.17 Notice of Successor Trustee

      Upon the acceptance of appointment by a successor trustee as provided herein, Goldstrike and the Corporation shall cause to be mailed notice of the succession of such trustee hereunder to each Beneficiary specified in a List. If Goldstrike or the Corporation shall fail to cause such notice to be mailed within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of Goldstrike and the Corporation.

Section 9.18 Indemnification Prior to Certain Actions by Trustee

      The Trustee shall exercise any or all of the rights, duties, powers or authorities vested in it by this Agreement at the request, order or direction of any Beneficiary upon such Beneficiary furnishing to the Trustee reasonable funding, security or indemnity against the costs, expenses and liabilities which may be incurred by the Trustee therein or thereby, provided that no Beneficiary shall be obligated to furnish to the Trustee any such security or indemnity in connection with the exercise by the Trustee of any of its rights, duties, powers and authorities with respect to the Voting Rights, the Insolvency Rights or the Automatic Exchange Rights.

      None of the provisions contained in this Agreement shall require the Trustee to expend or risk its own funds or otherwise incur financial liability in the exercise of any of its rights, powers, duties, or authorities unless funded, given security and indemnified as aforesaid.

Section 9.19 Reliance Upon Declarations

      The Trustee shall not be considered to be in contravention of any of its rights, powers, duties and authorities hereunder if, when required, it acts and relies in good faith upon statutory declarations, certificates, opinions or reports furnished pursuant to the provisions hereof or required by the Trustee to be furnished to it in the exercise of its rights, powers, duties and authorities hereunder if such statutory declarations, certificates, opinions or reports comply with the provisions of Section 9.20, if applicable, and with any other applicable provisions of this Agreement.

Section 9.20 Evidence and Authority to Trustee

      Goldstrike and/or the Corporation shall furnish to the Trustee evidence of compliance with the conditions provided for in this Agreement relating to any action or step required or permitted to be taken by Goldstrike and/or the Corporation or the Trustee under this Agreement or as a result of any obligation imposed under this Agreement, including, without limitation, in respect of the Voting Rights, the Insolvency Rights or the Automatic Exchange Rights and the taking of any other action to be taken by the Trustee at the request of or on the application of Goldstrike and/or the Corporation promptly if and when:

(a) such evidence is required by any other Section of this Agreement to be furnished to the Trustee in accordance with the terms of this Section 9.20; or

(b) the Trustee, in the exercise of its rights, powers, duties and authorities under this Agreement, gives Goldstrike and/or the Corporation written notice requiring it to furnish such evidence in relation to any particular action or obligation specified in such notice.

      Such evidence shall consist of an Officer's Certificate of Goldstrike and/or the Corporation or a statutory declaration or a certificate made by persons entitled to sign an Officer's Certificate stating that any such condition has been complied with in accordance with the terms of this Agreement.

      Whenever such evidence relates to a matter other than the Voting Rights, the Insolvency Rights or the Automatic Exchange Rights or the taking of any other action to be taken by the Trustee at the request or on the application of Goldstrike and/or the Corporation, and except as otherwise specifically provided herein, such evidence may consist of a report or opinion of any solicitor, attorney, auditor, accountant, appraiser, valuer, engineer or other expert or any other person whose qualifications give authority to a statement made by him, provided that if such report or opinion is furnished by a director, officer or employee of Goldstrike and/or the Corporation it shall be in the form of an Officer's Certificate or a statutory declaration.

      Each statutory declaration, Officer's Certificate, opinion or report furnished to the Trustee as evidence of compliance with a condition provided for in this Agreement shall include a statement by the person giving the evidence:

(c) declaring that he or she has read and understands the provisions of this Agreement relating to the condition in question;

(d) describing the nature and scope of the examination or investigation upon which he or she based the statutory declaration, certificate, statement or opinion; and

(e) declaring that he or she has made such examination or investigation as he or she believes is necessary to enable him or her to make the statements or give the opinions contained or expressed therein.

Section 9.21 Trustee Not Bound to Act on Request

      Except as in this Agreement otherwise specifically provided, the Trustee shall not be bound to act in accordance with any direction or request of Goldstrike and/or the Corporation or of the directors thereof until a duly authenticated copy of the instrument or resolution containing such direction or request shall have been delivered to the Trustee, and the Trustee shall be empowered to act upon any such copy purporting to be authenticated and believed by the Trustee to be genuine.

                                   ARTICLE 10
                                  COMPENSATION

Section 10.1 Fees and Expenses of the Trustee

      Goldstrike and the Corporation jointly and severally agree to pay the Trustee reasonable compensation for all of the services rendered by it under this Agreement and will reimburse the Trustee for all reasonable expenses incurred by the Trustee in connection with its duties under this Agreement; provided that Goldstrike and the Corporation shall have no obligation to reimburse the Trustee for any expenses or disbursements paid, incurred or suffered by the Trustee in any suit or litigation in which the Trustee is determined to have acted with fraud, gross negligence or wilful misconduct. The obligations of Goldstrike and the Corporation under this Section 10.1 shall survive the resignation or removal of the Trustee.

                                   ARTICLE 11
                         REPRESENTATIONS, WARRANTIES AND
                   COVENANTS OF GOLDSTRIKE AND THE CORPORATION

Section 11.1 Covenants of Goldstrike Regarding Exchangeable Shares

      So long as any Exchangeable Shares are outstanding, Goldstrike will and, in the case of Section 11.1(c), (d), (e), (f) and (g), will cause its Subsidiaries to:

      (a) not declare or pay any dividend on the Goldstrike Shares unless (i) the Corporation shall simultaneously declare or pay, as the case may be, an equivalent dividend (as provided for in the Exchangeable Share Provisions) on the Exchangeable Shares and (ii) the Corporation shall have sufficient money or other assets or authorized but unissued securities available to enable the due declaration and the due and punctual payment, in accordance with applicable law, of any such dividend on the Exchangeable Shares;

      (b) advise the Corporation sufficiently in advance of the declaration by Goldstrike of any dividend on Goldstrike Shares and take all such other actions as are reasonably necessary, in co-operation with the Corporation, to ensure that the respective declaration date, record date and payment date for a dividend on the Exchangeable Shares shall, subject to applicable law, be the same as the declaration date, record date and payment date for the corresponding dividend on the Goldstrike Shares;

      (c) except for Exchangeable Shares issued to holders of common shares of Gran Tierra Energy Inc. pursuant to a compulsory acquisition pursuant to the Act as contemplated by the Acquisition Agreement, not permit the Corporation to issue any further Exchangeable Shares, or any other shares of the Corporation having an attribute which permits the holders thereof to exchange or convert such shares into shares of Goldstrike or any Affiliate of Goldstrike;

      (d)   enable,  cause and permit the  Corporation,  in accordance  with and subject  to  applicable  law,  to  pay  and  otherwise  perform  its obligations with respect to the satisfaction of the Exchangeable Share Consideration representing the Liquidation Amount in respect of each issued and outstanding Exchangeable Share upon the liquidation, dissolution or winding-up of the Corporation or any other distribution of the assets of the Corporation for the purpose of winding up its affairs, including, without limitation, all such actions and all such things as are reasonably necessary to enable and permit the Corporation to cause to be delivered Goldstrike Shares to the holders of Exchangeable Shares in accordance with the provisions of Article 5 of the Exchangeable Share Provisions;

      (e) enable, cause and permit the Corporation, in accordance with and subject to applicable law, to pay and otherwise perform its obligations with respect to the satisfaction of the Exchangeable Share Consideration representing the Retraction Price, as defined in the Exchangeable Share Provisions, and the Redemption Price as defined in the Exchangeable Share Provisions including, without limitation, to enable and permit the Corporation to cause to be delivered Goldstrike Shares to the holders of Exchangeable Shares upon the retraction or redemption of the Exchangeable Shares in accordance with the provisions of Article 6 or Article 7 of the Exchangeable Share Provisions, as the case may be;

      (f) enable and permit Callco and any assignee of Callco, in accordance with applicable law, to perform its obligations arising upon the exercise by it of any Call Right, including, without limitation, to enable and permit Callco to cause to be delivered Goldstrike Shares to the holders of Exchangeable Shares in accordance with the provisions of any Call Right; and

      (g) not consent to nor exercise its vote as a member of the Corporation to initiate or permit the voluntary liquidation, dissolution or winding-up of the Corporation nor take any action or omit to take any action that is designed to result in the liquidation, dissolution or winding-up of the Corporation.

Section 11.2 Notification of Certain Events

      In order to assist Goldstrike and Callco to comply with their respective rights and obligations hereunder, the Corporation will give Goldstrike, the Trustee and Callco written notice of each of the following events at the time set forth below:

      (a) any determination by the Board of Directors to institute voluntary liquidation, dissolution or winding-up proceedings with respect to the Corporation or to effect any other distribution of the assets of the Corporation among its shareholders for the purpose of winding-up its affairs, at least 30 days prior to the proposed effective date of such liquidation, dissolution, winding-up or other distribution; it being understood that any merger, amalgamation, consolidation, or similar transaction, and any sale of all or any or substantially all of the assets of the Corporation shall not, in and of itself, constitute a liquidation, dissolution or winding-up;

      (b) promptly, upon the earlier of (i) receipt by the Corporation of notice of, and (ii) the Corporation otherwise becoming aware of, any threatened or instituted claim, suit, petition or other proceedings with respect to the involuntary liquidation, dissolution or winding-up of the Corporation or to effect any other distribution of the assets of the Corporation among its shareholders for the purpose of winding-up its affairs or of the occurrence of any Insolvency Event;

      (c)   promptly, upon receipt by the shareholders of a Retraction Request;

      (d) on the same date on which notice of redemption is given to holders of Exchangeable Shares in accordance with the Exchangeable Share Provisions;

      (e) at least 10 days prior to any accelerated Automatic Redemption Date determined by the Board of Directors in accordance with the Exchangeable Share Provisions; and

      (f) promptly in the event of any determination by the Board of Directors to take any action which would require a vote of the holders of Exchangeable Shares.

Section 11.3 Delivery of Shares by Goldstrike

      Upon notice from the Corporation or Callco of any event that requires the Corporation or Callco to cause to be delivered Goldstrike Shares to any holder of Exchangeable Shares, Goldstrike shall forthwith issue and deliver to the Corporation or Callco, as the case may be, the requisite number of Goldstrike Shares, as well as any other part of the Exchangeable Share Consideration, to be received by the holder of Exchangeable Shares, as the Corporation or Callco shall direct and as may be required under this agreement or the Exchangeable Share Provisions.

Section 11.4 Delivery of Shares

      All  Goldstrike   Shares  issuable  pursuant  to  this  Agreement  or  the
Exchangeable Share Provisions shall be duly issued as fully paid and non-assessable free and clear of any lien, hypothec, pledge, claim, encumbrance, security interest or adverse claim or interest, other than those arising hereunder, under the Exchangeable Share Provisions or under the Acquisition Agreement. Any Exchangeable Shares delivered by the holders of Exchangeable Shares to the Corporation, Callco, Goldstrike or their Affiliates pursuant to this agreement or the Exchangeable Share Provisions shall be delivered free and clear of any lien, hypothec, pledge, claim, encumbrance, security interest or adverse claim or interest, other than those arising hereunder or under the Exchangeable Share Provisions.

Section 11.5 Qualification of Goldstrike Shares

      All Goldstrike Shares issued pursuant to the Acquisition Agreement, as well as any Goldstrike Shares (or other shares or securities into which Goldstrike Shares may be reclassified or changed as contemplated by Section 11.6) to be issued and delivered hereunder or pursuant to the Exchangeable Share Provisions, have been or will be issued in transactions exempt from registration under the Securities Act of 1933, as amended (the "Securities Act") by reason of section 4(2) of the Securities Act and/or Rule 506 of Regulation D promulgated by the Securities and Exchange Commission thereunder. All of such shares are or will be "restricted securities" under the Securities Act, subject to all applicable resale restrictions specified by federal, provincial and state securities laws.

Section 11.6 Economic Equivalence

      So long as any Exchangeable Shares are outstanding:

      (a) Goldstrike shall not, without the approval of the Corporation and the holders of Exchangeable Shares:

            (i) issue or distribute Goldstrike Shares (or securities exchangeable for or convertible into or carrying rights to acquire Goldstrike Shares) to the holders of all or substantially all of the then outstanding Goldstrike Shares by way of stock dividend or other distribution, other than an issue of Goldstrike Shares (or securities exchangeable for or convertible into or carrying rights to acquire Goldstrike Shares) to holders of Goldstrike Shares who exercise an option to receive dividends in Goldstrike Shares (or securities exchangeable for or convertible into or carrying rights to acquire Goldstrike Shares) in lieu of receiving cash dividends; or

            (ii) issue or distribute rights, options or warrants to the holders of all or substantially all of the then outstanding Goldstrike Shares entitling them to subscribe for or to purchase Goldstrike Shares (or securities exchangeable for or convertible into or carrying rights to acquire Goldstrike Shares); or

            (iii) issue or distribute to the holders of all or substantially all
                  of  the  then  outstanding   Goldstrike   Shares,   shares  or
                  securities of Goldstrike of any class other than Goldstrike Shares (and other than shares convertible into or exchangeable for or carrying rights to acquire Goldstrike Shares), rights, options or warrants other than those referred to in above, evidences of indebtedness of Goldstrike or assets of Goldstrike, unless the economic equivalent on a per share basis of such rights, options, securities, shares, evidence of indebtedness or other assets are issued or distributed simultaneously to holders of the Exchangeable Shares;

      (b) Goldstrike shall not, without the approval of the Corporation and the holders of Exchangeable Shares:

            (i) subdivide, redivide or change the then outstanding Goldstrike Shares into a greater number of Goldstrike Shares; or

            (ii) reduce, combine, consolidate or change the then outstanding Goldstrike Shares into a lesser number of Goldstrike Shares; or

            (iii) reclassify or otherwise change any of the terms and conditions of the Goldstrike Shares, or effect an amalgamation, merger, reorganization or other transaction affecting Goldstrike Shares, unless the same or an economically equivalent change shall simultaneously be made to, or in the rights of the holders of, the Exchangeable Shares;

(c) the Board of Directors shall determine, in good faith and in its sole discretion, economic equivalence for the purposes of any event referred to in Section 11.6(a) or Section 11.6(b) and each such determination shall be conclusive and binding on Goldstrike. In making each such determination, the following factors shall, without excluding other factors determined by the Board of Directors to be relevant, be considered by the Board of
      Directors:

            (i) in the case of any stock dividend or other distribution payable in Goldstrike Shares, the number of such shares issued in proportion to the number of Goldstrike Shares previously outstanding;

            (ii) in the case of the issuance or distribution of any rights, options or warrants to subscribe for or purchase Goldstrike Shares (or securities exchangeable for or convertible into or carrying rights to acquire Shares), the relationship between the exercise price of each such right, option or warrant and the Current Market Price of a Goldstrike Share;

            (iii) in the case of the issuance or  distribution of any other form of property (including without limitation any shares or securities of Goldstrike of any class other than Goldstrike Shares, any rights, options or warrants other than those referred to in Section 11.6(c)(ii), any evidences of indebtedness of Goldstrike or any assets of Goldstrike), the relationship between the fair market value (as determined by the Board of Directors in the manner above contemplated) of such property to be issued or distributed with respect to each outstanding Goldstrike Share and the Current Market Price of a Goldstrike Share; and

            (iv) in the case of any subdivision, redivision or change of the then outstanding Goldstrike Shares into a greater number of Goldstrike Shares or the reduction, combination, consolidation or change of the then outstanding Goldstrike Shares into a lesser number of Goldstrike Shares or any amalgamation, merger, reorganization or other transaction affecting Goldstrike Shares, the effect thereof upon the then outstanding Goldstrike Shares.

to the extent required, upon due notice from Goldstrike, the Corporation will use its best efforts to take or cause to be taken such steps as may be necessary for the purposes of ensuring that appropriate dividends are paid or other distributions are made by the Corporation or subdivisions, redivisions or changes are made to the Exchangeable Shares, in order to implement the required economic equivalence with respect to the Goldstrike Shares and Exchangeable Shares as provided for in this Section 11.6.

Section 11.7 Ownership of Outstanding Shares; Voting

      So long as any Exchangeable Shares are outstanding, Goldstrike shall remain the direct or indirect beneficial owner of issued and outstanding securities of the Corporation to which are attached a majority of the voting interests for the election of directors of the Corporation, unless it obtains the prior approval of the holders of Exchangeable Shares given in accordance with Section 11.2 of the Exchangeable Share Provisions. Goldstrike and its Subsidiaries shall not vote any Exchangeable Shares in respect of any resolution referred to in Section 11.2 of the Exchangeable Share Provisions.

Section 11.8 Goldstrike and Affiliates Not to Vote Exchangeable Shares

      Each of Goldstrike and Callco will appoint and cause to be appointed proxyholders with respect to all Exchangeable Shares held by it or them and its or their respective Affiliates for the sole purpose of attending each meeting of holders of Exchangeable Shares in order to be counted as part of the quorum for each such meeting. Each of Goldstrike and Callco further covenants and agrees that it and they will not and will cause its and their Affiliates not to exercise any voting rights which may be exercisable by holders of Exchangeable Shares from time to time pursuant to the Exchangeable Share Provisions or pursuant to the provisions of the Act (or any successor or other corporate statute by which the Corporation may in the future be governed) with respect to the Exchangeable Shares held by it or them or its or their Affiliates in respect of any matter considered at any meeting of holders of Exchangeable Shares.

Section 11.9 Tender Offers, Etc.

      Goldstrike  shall  provide  timely  notice to the holders of  Exchangeable
Shares of any proposed share exchange offer, issuer bid, take-over bid or similar transaction (including any Goldstrike Control Transaction as defined in the Exchangeable Share Provisions) with respect to Goldstrike Shares proposed by Goldstrike or proposed to Goldstrike or its shareholders and recommended by the board of directors of Goldstrike, or otherwise effected or to be effected with the consent or approval of the board of directors of Goldstrike.

Section 11.10 Tender Offers

      In the event that a tender offer, share exchange offer, issuer bid, take-over bid or similar transaction with respect to Goldstrike Shares (an "Offer") is proposed by Goldstrike or is proposed to Goldstrike or its shareholders and is recommended by the Board of Directors of Goldstrike, or is otherwise effected or to be effected with the consent or approval of the Board of Directors of Goldstrike, and the Exchangeable Shares are not redeemed by the Corporation or purchased by Callco pursuant to the Redemption Call Right, Goldstrike will use its reasonable efforts expeditiously and in good faith to take all such actions and do all such things as are necessary or desirable to enable and permit holders of Exchangeable Shares (other than Goldstrike and its Affiliates) to participate in such Offer to the same extent and on an economically equivalent basis as the holders of Goldstrike Shares, without discrimination. Without limiting the generality of the foregoing, Goldstrike will use its reasonable efforts expeditiously and in good faith to ensure that holders of Exchangeable Shares may participate in each such Offer without being required to retract Exchangeable Shares as against the Corporation (or, if so required, to ensure that any such retraction, shall be effective only upon, and shall be conditional upon, the closing of such Offer and only to the extent necessary to tender or deposit to the Offer). Nothing herein shall affect the rights of the Corporation to redeem (or Callco to purchase pursuant to the Redemption Call Right) Exchangeable Shares, as applicable, in the event of a Goldstrike Control Transaction.

Section 11.11 Representations and Warranties of Goldstrike

      Goldstrike hereby represents and warrants that:

      (a) Goldstrike is a corporation incorporated and existing under the laws of Nevada and has the corporate power and authority to enter into and perform its obligations under this agreement;

      (b)   the  execution,  delivery  and  performance  by  Goldstrike  of this
            Agreement:

            (i) have been duly authorized by all necessary corporate action on the part of Goldstrike;

            (ii) does not (or would not with the giving of notice, the lapse of time or the happening of any other event or condition) result in a breach or a violation of, or conflict with, any of the terms or provisions of its constating documents or by-laws or any material contracts or instruments to which it is a party or pursuant to which any of its assets or property may be affected; and

            (iii) will not result in the violation of any law; and

      (c) this Agreement has been duly executed and delivered by Goldstrike and constitutes a legal, valid and binding obligation of Goldstrike, enforceable against it in accordance with its terms.

Section 11.12 Reservation of Goldstrike Shares

      Goldstrike hereby represents, warrants and covenants that it has and will at all times keep available, free from pre-emptive and other rights, out of its authorized and unissued share capital such number of Goldstrike Shares as are now and may hereafter be required to enable and permit the Corporation to meet its obligations hereunder and under the Exchangeable Share Provisions.

Section 11.13 Merger, Amalgamation or Business Combination

      Goldstrike hereby covenants that it will not enter into any merger, amalgamation or other form of business combination that results, in whole or in part, in Exchangeable Shares remaining outstanding unless the successor entity to Goldstrike ratifies and adopts the terms of this agreement as if it were an original party hereto.

                                   ARTICLE 12
                     AMENDMENTS AND SUPPLEMENTAL AGREEMENTS

Section 12.1 Amendments, Modifications, Etc.

      This Agreement may not be amended, modified or waived except by an agreement in writing executed by the parties hereto.

Section 12.2 Changes in Capital of Goldstrike and the Corporation

      At all times after the occurrence of any event effected pursuant to the Exchangeable Share Provisions or this Agreement, as a result of which either Goldstrike Shares or the Exchangeable Shares or both are in any way changed, this Agreement shall forthwith be amended and modified as necessary in order that the holders of Exchangeable Shares maintain economically equivalent rights and, in order that, where required, this Agreement will apply with full force and effect, mutatis mutandis, to all new securities into which Goldstrike Shares or the Exchangeable Shares or both are so changed and the parties hereto shall execute and deliver a supplemental agreement giving effect to and evidencing such necessary amendments and modifications. So long as there are any Exchangeable Shares outstanding, the Corporation will not issue any additional Exchangeable Shares to any Person (other than the holders of Exchangeable Shares).

                                   ARTICLE 13
                                   TERMINATION

Section 13.1 Term

      This Agreement shall continue until the earlier to occur of the following events:

      (a)   no Exchangeable Shares are outstanding; or

      (b) each of the parties hereto elects in writing to terminate this Agreement.

                                   ARTICLE 14
                                     GENERAL

Section 14.1 Severability

      The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any Person or entity or any circumstance, is invalid or unenforceable:

      (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision; and

      (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

Section 14.2 Enurement

      This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Section 14.3 Notices to Parties

      Any notice, direction or other communication given under this agreement shall be in writing and given by mail or delivering it or sending it by telecopy or similar form or recorded communication addressed:

      (a)   if to Goldstrike, the Corporation or Callco, to:

            Goldstrike Inc.
            1055 West Hastings Street, Suite 1980
            Vancouver, British Columbia
            Canada
            V6E 2E9

            Attention:  Dr. Yenyou Zhang

            Telephone:  (604) 688-8002
            Telecopier: (604) 688-8030

            and

            Gran Tierra Energy Inc.
            10th Floor, 618 - 8th Avenue SW,
            Calgary, Alberta
            Canada
            T2P 1G5

            Attention:  Dana Coffield

            Telephone:  (403) 537-7454
            Facsimile:  (403) 537-7440

            with copies to:

      (b)   Osler, Hoskin & Harcourt LLP
            Suite 2500, 450 - 1st Street S.W.
            Calgary, Alberta
            T2P 5H1

            Attention:  Don Boykiw, Esq.

            Telephone:  (403) 260-7000
            Telecopier: (403) 260-7024
            and to:

            Gottbetter & Partners, LLP
            488 Madison Avenue, 12th Floor
            New York, NY
            10022

            Attention:  Kenneth S. Goodwin, Esq.

            Telephone:  (212) 400-6900
            Facsimile:  (212) 400-6901

            and

            Stikeman Elliott LLP
            4300 Bankers Hall W.
            888 -- 3rd Street S.W.
            Calgary, Alberta
            T2P 5C5

            Attention:  Stuart M. Olley

            Telephone:  (403) 266-9057
            Telecopier: (403) 266-9034

      (c)   if to the Trustee, to:

            Olympia Trust Company
            2300, 125 - 9th Avenue S.E.
            Calgary, Alberta
            T2G 0P6

            Attention:  Manager, Client Services

      (d)   if to any holder of Exchangeable Shares, to:

            the address of the holder recorded in the securities register of the Corporation or, in the event of the address of any such holder not being so recorded, then at the last known address of such holder.

      Any such communication shall be deemed to have been validly and effectively given on the date such communication is received if such date is a Business Day and if such communication is received prior to 4:00 p.m. (in the jurisdiction of receipt) and otherwise on the next Business Day. Any party hereto may change its address for service from time to time by notice given in accordance with the foregoing and any subsequent notice shall be sent to such party at its changed address.

Section 14.4 Risk of Payments by Post

      Whenever payments are to be made or documents are to be sent to the Trustee or the holders of Exchangeable Shares by the Corporation, Goldstrike or Callco, or by the Trustee or the holders of Exchangeable Shares to the Corporation, Goldstrike or Callco, the making of such payment or sending of such document sent through the post shall be at the risk of the Corporation, Goldstrike or Callco, in the case of payments made or documents sent by the Corporation, Goldstrike or Callco, and the Trustee or the holders of Exchangeable Shares, in the case of payments made or documents sent by the Trustee or the holders of Exchangeable Shares, as the case may be.

Section 14.5 Counterparts

      This Agreement may be executed in counterparts (including counterparts by facsimile), each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

Section 14.6 Jurisdiction

      This Agreement shall be construed and enforced in accordance with the laws of the Province of Alberta and the federal laws of Canada applicable therein.

      IN WITNESS WHEREOF, the parties hereby have executed this agreement or caused this agreement to be executed by their respective duly authorized officers as of the date first above written.

                  [remainder of page left intentionally blank]

GOLDSTRIKE INC.                          1203647 ALBERTA INC.


Per:                                     Per:
       ------------------------------           ------------------------------
Name:  Greg Yanke                        Name:
Title: President                         Title:

GRAN TIERRA GOLDSTRIKE INC.              OLYMPIA TRUST COMPANY


Per:                                     Per:
       ------------------------------           ------------------------------
Name:                                    Name:
Title:                                   Title:

                                  SCHEDULE "A"

                          Exchangeable Share Provisions

                                  SCHEDULE "B"

                 DETAILS OF THE GOLDSTRIKE SPECIAL VOTING SHARE